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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-21046
                                    ---------

                             Van Eck Funds II, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200
                                                    --------------
Date of fiscal year end: DECEMBER 31, 2002
                         -----------------

Date of reporting period: DECEMBER 31, 2002
                          -----------------

ITEM 1. REPORTS TO SHAREHOLDERS.

                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002

VAN ECK FUNDS                                           VAN ECK FUNDS II

     ASIA DYNASTY FUND                                       MID CAP VALUE FUND

          EMERGING MARKETS FUND

               GLOBAL HARD ASSETS FUND

                    INTERNATIONAL INVESTORS GOLD FUND

                         U.S. GOVERNMENT MONEY FUND

--------------------------------------------------------------------------------

                          GLOBAL INVESTMENTS SINCE 1955

                               ASIA DYNASTY FUND
--------------------------------------------------------------------------------
Dear Shareholder:

On a relative basis, Asian markets fared respectably in 2002, outperforming the major U.S. indices and many developed market indices. The Van Eck Asia Dynasty Fund suffered a loss of 13.05%, versus a 9.23% loss for the benchmark Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index* (in U.S. dollar terms). The U.S. broad equity markets, in comparison, stumbled considerably further with the Standard & Poor's 500 Index+ turning in a -22.09% return and the Nasdaq Composite Index++ declining 31.13%. Asian markets in general continue to outperform developed markets, notwithstanding serious economic and geopolitical concerns. We believe that this is largely testament to the positive structural changes that have taken place in emerging markets since the troubled times of 1997/98. Growth in Asian economies remains (relatively) the highest in the world. However, economic data remained mixed through the year, prompting further monetary easing from central banks across Asia.

REVIEW

The Fund is significantly overweight CHINA stocks listed in Hong Kong, and HONG KONG stocks that rely upon a Chinese production base to export globally. China remains one of the fastest growing economies in the world. In a relatively depressed global marketplace, China is making significant strides in increasing its share of imports into developed and developing markets. The year 2002 saw another period of very strong foreign direct investment. As of December 1, foreign investors were able to invest directly in China "A" shares, which had previously been off limits. Some significant restrictions are applicable and we believe that the listed companies are not very attractive in terms of fundamentals or valuation. Nevertheless, we view this as a positive step.

China stocks listed in Hong Kong ("H" shares, 14.2% of the Fund's assets at December 31) performed well over the year, with the exception of some stock-specific problems that were successfully avoided by the Fund. These problems tended to be focused on regulatory concerns regarding certain "H" shares and concern about corporate governance for the non-state owned enterprises.

The Hong Kong economy remains somewhat depressed, but we see signs of improvement in 2003. Most of the cost adjustment forced upon Hong Kong by the inability to depreciate their currency (due to the currency peg) has been taken. If global economies reflate aggressively, Hong Kong (currently at 15.0% of Fund assets) will likely be one of the key beneficiaries as lower real rates of interest will stimulate the property market and help banks find a home for their surplus funds.

The SOUTH KOREAN market (30.8% of Fund assets) ended the year flat. The key factors holding the market back have been regulatory and political. The government announced significant measures to deal with increasing credit card delinquencies and introduced measures to cool the property market. Both initiatives hurt the banking sector's profitability. The December political elections resulted in ruling party candidate Roh Moo Hyun winning the presidency. This disappointed some of the old-time political elite but the immediate market response was muted. North Korea's ambitions in nuclear weapons policy have cast a shadow on neighboring South Korea. Significantly, at the time of this writing, it appears that a compromise between North Korea and the international community regarding this policy looks likely. Though, due to the unpredictable nature of the North Korean regime, nothing can be taken for granted.

South Korean business sentiment, domestic demand and exports weakened late in the year, while unemployment figures continued to edge up and consumer confidence waned. Anticipating a slowdown in light industries, lumber and agriculture, we began to pare back holdings in these areas toward year-end. Nevertheless, the Fund has remained overweight the South Korean market (the largest market in the emerging markets universe) as valuations look very attractive. The Fund increased its allocation to this country throughout the year as we anticipate that the Korean economy will materially benefit from a sustained increase in global activity.


The TAIWANESE market (13.4% of Fund assets) remained depressed throughout most of the year, ending 2002 with a 19%# decline--the worst performance among Asian markets. Clearly, as demand for technology products remained anemic, corporate Taiwan suffered. One of the reasons for Taiwan's slowing export growth is that orders are being filled directly by Taiwanese factories operating in mainland China. Local investor interest has been

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

strong in companies that have significant manufacturing bases there, but the issue is problematic for the economy as a whole. Most foreign investors have been concentrating on the possible development of direct links between Taiwan and China. The two governments finally agreed to limited "direct" flights, which are set to take place over the Chinese New Year in February, 2003. Certain airlines have been granted permission to operate chartered flights to Shanghai. These must, however, land in Hong Kong or Macau en route to China. Albeit convoluted, we view this as an essentially positive step.

INDIA (8.9% of Fund assets) ended the year in good shape, gaining 14% in the final quarter. The country had suffered from an onslaught of bad news earlier in the year, including communal violence, tensions with Pakistan, and a large reduction in its weighting in the benchmark MSCI Indices. Later in the year, however, there was improved news on the economic front. Foreign exchange reserves began accumulating as money entered the country, principally from non-resident Indians. Indian authorities are finally faced with the prospect of an appreciating currency. The reignition of the privatization progress for the oil sector also buoyed the stock market, though the process remains prone to delay. Fiscal deficit concerns in India remain valid but we do not expect the Government to make serious strides to improve the position. Also, a weak monsoon season has led to decreased demand from the rural sector. Corporate India appears healthy with solid balance sheets supporting growth momentum in the software, finance, pharmaceutical and consumer discretionary sectors.

The MALAYSIAN stock market (6.6% of Fund assets) was modestly disappointing this year, losing 7%. Higher palm oil and petroleum prices helped exports grow while electronics export growth disappointed. The economy looks steady with foreign exchange reserves increasing, indicating appreciation pressure on the local currency. In the political realm, the major news was long-time Prime Minister Mahathir's decision to step down in 2003. Given the traditionally close relationship between business and politics in Malaysia, this would have had a significant effect on the stock market a few years ago. Thankfully, efforts to reduce cronyism have reduced the impact, and it appears that the transition to a credible successor will be smooth.

The Fund faired well in its stock selection here, with holdings in the gaming, palm oil, insurance and property sectors.

A sharp sell-off in the INDONESIAN market (5.6% of Fund assets) followed October's terrorist attack in Bali. The stock market lost nearly 14% of its value and the Indonesian currency weakened 3.6% (in U.S. dollar terms). Economic data was mixed but the fiscal situation ended up being significantly better than had been expected. Both the market and the currency quickly recovered. The market posted a 26% gain for the year, one of the best performances in the emerging markets asset class.

The THAI market (4.1% of Fund assets) performed strongly this year, gaining over 20% (in U.S. dollar terms). Falling interest rates, robust domestic consumption, further government deregulation and reasonably healthy trading volumes combined to boost the stock market. Anecdotally, the economy is doing better than the official numbers suggest. Cranes are swinging again on the Bangkok skyline, and traffic is once more congested. The government of Thaksin Shinawatra appears to have been reasonably successful in generating a benign climate for economic growth. Also, interest rates have the scope to be reduced further, which should be positive for 2003.

THE OUTLOOK

We enter 2003 in a frame of optimism. Leading indicators of global growth are once again on the rise. Monetary and fiscal policy settings in the major economies (with the exception of Japan) are at stimulative levels. We expect the market to shift somewhat from a fashionable "domestic demand" theme to a global reflation/export theme. The inflation rate in major global economies has doubled in the past six months, which should lead to more pricing power for the Asian exporting engines.

For the long-term investor, secular trends should matter more than cyclical swings and the trends in Asia are almost unambiguously positive. Economic growth remains the highest in the world relative to other global markets, which should better translate into future earnings growth given the post-crisis transformation in many emerging markets companies and countries. We expect emerging markets to remain reasonably correlated to the U.S. markets in the short run, meaning that significant U.S. weakness will certainly impact Asian markets.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

However, we believe that Asian markets remain one of the best investment stories in global equities, with strong support from both a growth and valuation perspective.

We would like to thank you for your participation in the Van Eck Asia Dynasty Fund, and we look forward to working with you in the future.


[PHOTO OMITTED]


/s/ DAVID A. SEMPLE
-------------------
DAVID A. SEMPLE
PORTFOLIO MANAGER

January 10, 2003


All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately ten Asian markets (excluding Japan). "Free" indicates that the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

+ The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

# All market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices; for example, the Taiwanese market is measured by the Taiwan Stock Exchange Index.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/02 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                                    AFTER MAXIMUM     BEFORE SALES
TOTAL RETURN                                      SALES CHARGE*     CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 3/22/93)                        (1.48)%         (0.88)%
--------------------------------------------------------------------------------
5 year                                                (2.43)%         (1.26)%
--------------------------------------------------------------------------------
1 year                                               (18.02)%        (13.05)%
--------------------------------------------------------------------------------
B shares--Life (since 9/1/93)                         (3.42)%         (3.42)%
--------------------------------------------------------------------------------
5 year                                                (2.29)%         (1.98)%
--------------------------------------------------------------------------------
1 year                                               (18.22)%        (13.92)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*   A shares: maximum sales charge is 5.75%
    B shares: maximum contingent deferred sales charge is 5.00%

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL HOLDINGS*
                             AS OF DECEMBER 31, 2002
                                   (UNAUDITED)

        [DATA BELOW IS REPRESENTED BY A PIE CHAR IN THE ORIGINAL REPORT]

                  South Korea                         30.8%
                  Taiwan                              13.4%
                  Thailand                             4.1%
                  China                               14.2%
                  Hong Kong                           15.0%
                  India                                8.9%
                  Indonesia                            5.6%
                  Malaysia                             6.6%
                  Singapore                            0.7%
                  Cash/Equivalents                     0.3%
                  Other Assets Less Liabilities        0.4%

---------------
*Percentage of net assets.

                                ASIA DYNASTY FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2002*
--------------------------------------------------------------------------------

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 8.5%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers and telecommunications equipment.

HYUNDAI MOBIS
(SOUTH KOREA, 4.3%)
Hyundai Mobis manufactures and markets automotive parts and equipment.

KANGWON LAND, INC.
(SOUTH KOREA, 3.9%)

Kangwon Land is a casino and hotel services provider located in the Kangwon province of South Korea. Kangwon operates, under their gaming licenses, a number of gaming tables and slot machines.

CHEIL COMMUNICATIONS, INC.
(SOUTH KOREA, 3.8%)

Cheil Communications is an advertising agency affiliated with the Samsung group. Cheil's customers include consumer goods producers and financial institutions.

KOOKMIN BANK
(SOUTH KOREA, 3.8%)

Kookmin provides various commercial and personal banking services such as deposits, loans, credit cards, trust funds, foreign exchange transactions and corporate finance.

PT TELEKOMUNIKASI INDONESIA
(INDONESIA, 3.7%)

PT Telekomunikasi provides a variety of domestic wireless and wireline telecommunications services.

HUTCHISON WHAMPOA LTD.
(HONG KONG, 3.4%)

Hutchison Whampoa, through its subsidiaries, operates five core businesses including ports and related services, telecommunications and e-commerce, property and hotels, retail and manufacturing, energy, infrastructure, finance and investments.

DENWAY MOTORS LTD.
(CHINA, 3.4%)

Denway Motors, through its subsidiaries, manufactures, assembles, and trades motor vehicles, automotive equipment, and parts in China. Its main subsidiary is a joint venture with Honda of Japan.

SIAM CEMENT PCL
(THAILAND, 2.9%)

Siam Cement manufactures and distributes cement under Tiger, White Elephant, Erawan, and Elephant brand names. Through its subsidiaries, the company operates diversified business including manufacturing of construction materials, ceramics, steel, automotive accessories and petrochemicals.

NEXT MEDIA LTD.
(HONG KONG, 2.8%)

Next Media, through its subsidiaries, publishes newspapers, books and magazines in Hong Kong and Taiwan.

---------------
*Portfolio is subject to change.

                                ASIA DYNASTY FUND
                       PERFORMANCE COMPARISON (unaudited)
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Asia Dynasty Fund (Classes A and B) made at inception with a similar investment in the Morgan Stanley Capital International Far East Free ex-Japan Index.

                      VAN ECK ASIA DYNASTY FUND (CLASS A)
                     vs. MSCI Far East Free ex-Japan Index

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

                                                 Asia Dynasty        MSCI Far
                                                 Fund-A (with       East Free
                                               sales charge)(2)   ex-Japan Index
                                               ----------------   --------------
Mar-22-93                                           9421.00          10000.00
Sep-93                                             11454.00          12718.00
Mar-94                                             12391.00          14554.20
Sep-94                                             13712.00          17057.70
Mar-95                                             11670.00          15155.60
Sep-95                                             12555.00          16326.70
Mar-96                                             13580.00          18315.80
Sep-96                                             13149.00          18008.90
Mar-97                                             13015.00          17868.10
Sep-97                                             11896.00          15285.50
Mar-98                                              9337.00          11354.60
Sep-98                                              6899.00           6985.09
Mar-99                                              9996.00          10400.00
Sep-99                                             13599.00          12900.40
Mar-00                                             19513.00          15487.80
Sep-00                                             13467.00          11531.30
Mar-01                                              9984.00           9724.30
Sep-01                                              7315.00           7565.40
Mar-02                                             11387.00          11058.70
Sep-02                                              8325.00           8693.45
Dec-02                                              8642.00           8959.62

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                       Since
Average Annual Total Return 12/31/02             1 Year    5 Year   Inception(1)
--------------------------------------------------------------------------------
VE Asia Dynasty Fund-A (w/o sales charge)       (13.05)%   (1.26)%    (0.88)%
--------------------------------------------------------------------------------
VE Asia Dynasty Fund-A (with sales charge)(2)   (18.02)%   (2.43)%    (1.48)%
--------------------------------------------------------------------------------
MSCI Far East Free ex-Japan Index                (9.23)%   (2.82)%    (1.12)%
--------------------------------------------------------------------------------

                      VAN ECK ASIA DYNASTY FUND (CLASS B)
                     vs. MSCI Far East Free ex-Japan Index

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

                                                 Asia Dynasty        MSCI Far
                                                 Fund-A (with       East Free
                                               sales charge)(2)   ex-Japan Index
                                               ----------------   --------------
Sep-01-93                                          10,000.00         10,000.00
Sep-93                                             10,221.00         10,386.00
Dec-93                                             13,522.00         15,186.00
Mar-94                                             11,012.00         11,885.40
Jun-94                                             11,039.00         12,399.20
Sep-94                                             12,165.00         13,930.00
Dec-94                                             10,933.00         12,530.80
Mar-95                                             10,318.00         12,376.60
Jun-95                                             11,150.00         13,546.30
Sep-95                                             11,059.00         13,332.90
Dec-95                                             11,222.00         13,639.00
Mar-96                                             11,959.00         14,957.30
Jun-96                                             11,723.00         14,919.40
Sep-96                                             11,568.00         14,706.70
Dec-96                                             11,905.00         15,157.90
Mar-97                                             11,386.00         14,591.70
Jun-97                                             11,914.00         15,340.80
Sep-97                                             10,385.00         12,482.70
Dec-97                                              7,991.00          8,441.75
Mar-98                                              8,096.00          9,272.56
Jun-98                                              6,148.00          6,264.37
Sep-98                                              5,959.00          5,704.27
Dec-98                                              7,897.00          8,034.93
Mar-99                                              8,588.00          8,492.97
Jun-99                                             13,332.00         11,715.90
Sep-99                                             11,625.00         10,534.90
Dec-99                                             17,113.00         13,025.50
Mar-00                                             16,621.00         12,647.90
Jun-00                                             13,789.00         11,182.70
Sep-00                                             11,425.00          9,416.83
Dec-00                                              8,901.00          8,232.58
Mar-01                                              8,466.00          7,941.21
Jun-01                                              8,344.00          7,761.10
Sep-01                                              6,183.00          6,178.17
Dec-01                                              8,398.00          8,060.99
Mar-02                                              9,608.00          9,030.92
Jun-02                                              8,779.00          8,500.14
Sep-02                                              7,012.00          7,099.38
Dec-02                                              7,230.00          7,316.74

                                                                       Since
Average Annual Total Return 12/31/02             1 Year    5 Year   Inception(1)
--------------------------------------------------------------------------------
VE Asia Dynasty Fund-B (w/o sales charge)       (13.92)%   (1.98)%    (3.42)%
--------------------------------------------------------------------------------
VE Asia Dynasty Fund-B (with sales charge)(3)   (18.22)%   (2.29)%    (3.42)%
--------------------------------------------------------------------------------
MSCI Far East Free ex-Japan Index                (9.23)%   (2.82)%    (3.29)%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK ASIA DYNASTY FUND WAS 3/22/93 (CLASS A) AND 9/1/93 (CLASS B). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 5.75%.

(3) Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

Returns for the Van Eck Asia Dynasty Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International Far East Free ex-Japan Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Far East Free ex-Japan Index is a market capitalization-weighted index that captures the largest 60% of the publicly traded securities in each industry for approximately ten Asian markets (excluding Japan); the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The year 2002 was a challenging one for equity investors around the globe. Although it was a year of mixed results for emerging markets, as a group they managed to perform well relative to the stock markets of the U.S. and other developed countries. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index* declined 6.00% (in U.S. dollar terms) in 2002, compared to the 22.09% loss tallied by U.S. equities as measured by the Standard & Poor's (S&P) 500 Index.** Among individual countries, there was a wide divergence in returns. In U.S. dollar terms, Pakistan (+118%), the Czech Republic (+38%), and Russia (+38%) took top honors, while Argentina (-47%), Brazil (-46%), and Turkey (-34%) were among the year's bottom performers+.

As you are aware, on December 18, 2002, your Fund--which was formerly the Van Eck Global Leaders Fund--shifted focus to the emerging markets and away from the developed markets, as its new name reflects. Although we are disappointed with the Fund's -25.04% return last year, world equities as a group were off 19.89%, as measured by the MSCI World Index++; this benchmark is a more appropriate barometer of your Fund's performance before it shifted focus. As we stated in the Fund's June 30, 2002 Semi-Annual Report, we attribute the Fund's 500 basis points of underperformance to individual stock selection, specifically in the media, financial services, and U.S. technology sectors. Please keep in mind that going forward we will track your Fund's performance against its new benchmark, the MSCI Emerging Markets Free Index.

GLOBAL ECONOMIC OVERVIEW

Last year began with limited expectations for global growth, moribund capital spending, excess capacity and, in the U.S., restricted money supply. Rising geopolitical risks and diminished demand by U.S. consumers were the driving forces of global stock market performance for the year. Within this environment, emerging markets outperformed the major U.S. and developed market indices. It is our view that the foundation for much of this outperformance has been the positive structural changes enacted in response to the financial and economic crises that occurred in 1997/98. In general, those economies that were heavily dependent on the U.S. and the technology sector struggled throughout the year, while those economies that are manufacturing- and service-based, such as China and India, experienced significant growth in 2002.

As we enter 2003, equity markets worldwide are supported by improving capital expenditure and demand, diminishing levels of over-capacity, and generally supportive monetary and fiscal policies. Significant international risks remain both in the Middle East and in North Korea, and the possibility of conflict in either region could be a seriously destabilizing force for world markets and for the price of energy. The economic factors for investors are more promising: a cyclically driven economic recovery with low inflation appears to be unfolding in the U.S., which should result in stronger growth in manufacturing-driven countries such as Mexico and China. However, emerging markets in Asia that appear to have a heightened terrorism risk may struggle in the new year.

REGIONAL REVIEW

In managing your Fund, we have taken a concentrated approach to the emerging markets by investing in a limited number of holdings, with a target of 30 to 50 stocks. At December 31, 2002, your Fund was invested in 41 positions, representing 13 countries. The following provides our review and outlook on these regions.

AFRICA

At year-end, your Fund's largest allocation by country was in SOUTH AFRICA, which represented 18.2% of the Fund's assets at December 31, 2002. South Africa had a strong year, with its stock market gaining 24% in U.S. dollar terms. Much of the gain, however, can be attributed to currency movement. The South African rand strengthened more than 39% versus the U.S. dollar during the course of the year, from the deeply oversold level it reached at the end of 2001. One of the significant areas of strength was the gold market. Going forward, if the rand weakens, and commodity and gold prices remain stable to high, the South African resources sector should benefit.

ASIA

At the time of this writing, we continued to favor Asia over Latin America and Eastern Europe. At December 31, 2002, your Fund had 17.0% of its assets invested in South Korea; 6.3% in Hong

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Kong; 6.0% in Thailand; 3.3% in Singapore; 7.0% in China; and 1.8% in Indonesia.

The SOUTH KOREAN market ended the year flat. A crisis on the Korean peninsula that began late in 2002 obscured nearly all the year's economic activity. Tensions heightened as North Korea pursued a nuclear weapons program that is opposed by nearly every world power. The unpredictability of North Korean leader Kim Jong Il makes the outcome of the crisis uncertain, but at the time of this writing, it appears that a compromise between North Korea and the international community seems likely.

Toward the end of the year, South Korean business sentiment, domestic demand, and exports weakened. Unemployment figures edged up and consumer confidence waned, as regulatory and political factors constrained the economy. The December political elections resulted in ruling party candidate Roh Moo Hyun winning the presidency. This disappointed some of the old-time political elite but the immediate market response was muted. The government announced significant measures to address increasing credit-card delinquencies and introduced measures to cool the property market. Both initiatives hurt the banking sector's profitability. We remain positive on the outlook for the South Korean market, as valuations look very attractive. Additionally, we anticipate that the Korean economy will materially benefit from a sustained increase in global activity.

The HONG KONG stock market was down 18% in U.S. dollar terms in 2002 and was one of Asia's poorer performers. Hong Kong's economy remains somewhat depressed, but we see promising signs of improvement in 2003. Most of the cost adjustment forced upon Hong Kong by the inability to depreciate their currency (due to the currency peg) has been taken. If global economies reflate aggressively, Hong Kong will likely be one of the key beneficiaries as lower real rates of interest will stimulate the property market and help banks find a home for their surplus funds.

THAILAND was one of the better performing stock markets in 2002, gaining 20% in U.S. dollar terms. Falling interest rates, robust domestic consumption, further government deregulation, and reasonably healthy trading volumes combined to boost equity values. Anecdotally, the economy is performing better than official numbers suggest. Commercial construction is continuing apace on the Bangkok skyline, and traffic is once more congested. The government of Thaksin Shinawatra appears to have been moderately successful in generating a benign climate for economic growth. Interest rates have room for further reduction, which bodes positively for 2003.

In SINGAPORE, the economic backdrop remained subdued, and the stock market lost 13% in U.S. dollar terms in 2002. A combination of a very open economy and a heavy reliance on the electronics sector hurt the country over the year.

For CHINA, 2002 was another year of very strong foreign direct investment. China's economy is now the sixth largest in the world by GDP, and the country is both the fourth largest auto market and the number one mobile phone market in the world. With a seemingly inexhaustible supply of inexpensive labor, China is a growing economic force to be reckoned with--and it is not simply an engine of deflationary pressure. Imports by China were up 30% in 2002, and this growth is expected to continue in 2003. China has been selected to host the World Expo in 2010 and, in preparation for the event, has pledged to invest US$3.0 billion to improve transportation and infrastructure. Total expenditure related to the event has been estimated as high as US$30 billion, which will have a significant economic impact. The Chinese government is committed to maintaining economic growth of 7% in 2003, and is expected to pursue active fiscal and monetary policy to achieve this aim.

China stocks listed in Hong Kong performed well over the year, with the exception of some stock-specific problems that were successfully avoided by the Fund. These problems tended to be focused on regulatory concerns regarding certain "H" shares (shares of Chinese companies listed on the Hong Kong Stock Exchange) and concern about corporate governance for non-state owned enterprises. In addition, as of December 1, foreign investors were able to invest directly in China "A" shares, which had previously been off limits. Some significant restrictions are applicable and we believe that the listed companies are not very attractive in terms of fundamentals or valuation. Nevertheless, we view this as a positive step.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

A sharp sell-off in the INDONESIAN stock market followed the October terrorist bombing in Bali. Nevertheless, it managed to gain 26% in U.S. dollar terms for the year--one of the strongest returns in the emerging markets asset class. Economic data was mixed but progress was made on sales of certain government assets. As a result, the fiscal situation at year-end was significantly better than had been expected, and both the market and currency recovered by December
31. Looking ahead, however, the stigma of terrorism could dampen tourist-driven activity in 2003.

LATIN AMERICA

Although Latin America underperformed other emerging market regions, the malaise experienced during 2002 paralleled the weakness among global markets, specifically the U.S. market. Within Latin America, the strongest performers were the small (and largely uninvestable) markets of Peru and Colombia. All of the larger markets fell, with Brazil hard hit (-46% in U.S. dollar terms), and Argentina (-47%) faring the worst. Thankfully, a strong rally in the fourth quarter of 2002 cut losses sharply across the region. (Your Fund had no investments in Peru, Colombia, or Argentina as of December 31, 2002.)

At year-end, your Fund's largest country allocation in Latin America was in BRAZIL, which represented 11.7% of the Fund's assets at December 31, 2002. The election of former socialist and labor leader, Luiz Inacio "Lula" da Silva, to the Presidency was a major turn of events. Since elected to the post, Lula, as he is popularly known, has been remarkably moderate in his statements and appointments, reassuring investors and bankers globally. This has allowed the Brazilian market to recover some ground from deeply oversold levels. Going forward, significant challenges await, the largest of which is the debt burden, both private and public.

MEXICO, which represented 7.9% of your Fund's assets at year-end, was the best performer among the major Latin American markets in 2002, losing 15% in U.S. dollar terms. The stock market's weakness was significantly exacerbated by softness in the Mexican peso, which depreciated more than 13% from its April highs. The market, however, proved somewhat resilient despite economic weakness in the U.S., loss of market share to Chinese exports, and some backtracking on significant political reforms.

EMERGING EUROPE

The RUSSIAN stock market was one of the better performers in 2002, rising 38% in U.S. dollar terms. At December 31, 2002, your Fund had a 3.4% weighting in Russia. Positive factors for the Russian stock market included gains from high oil prices, moderate improvement in corporate governance, and the hope for reforms in the utility sector. The gap between Russian and global valuations has significantly narrowed; investors are looking for an improvement in political and regulatory stability, and further improvement in corporate governance to support continued investment in the country, particularly if oil prices weaken.

Other Eastern European markets offered varying returns, with the best performance coming from the CZECH REPUBLIC, which gained 38%. At December 31, 2002, your Fund had 3.2% of its assets invested in the Czech Republic.

THE OUTLOOK

We enter 2003 with moderate optimism. Leading indicators of global growth are once again on the rise. Worldwide economic growth is expected to accelerate to a 3% rate in 2003 (up from 2.4% in 2002), with the bulk of the growth coming in the later half of the year. Moderate growth in the consumer sector, low inflation, the effect of previous expansionary monetary and fiscal policies, inventory rebuilding and a moderate pickup in business contribute to our outlook. Monetary and fiscal policy settings in the world's major economies--with the exception of Japan--are at stimulative levels; however, with better growth on the horizon, it is likely that monetary policy will become more restrictive in the second half of 2003. We expect the market to shift somewhat from the fashionable "domestic demand" theme in Asia to a global reflation/export theme. The inflation rate in major global economies has doubled in the past six months, and this should lead to more pricing power for the Asian and Mexican exporting engines.

For the long-term investor, secular trends should matter more than cyclical swings. The trends in Asia are almost unambiguously positive and its economic growth remains (relatively) the highest in the world. Given the post-crisis transformation of many emerging markets companies and countries, this should translate into future earnings growth. Emerging markets will likely remain reasonably

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

correlated to the U.S. markets in the short run, and significant weakness in America will certainly have a negative impact. However, we are optimistic about the prospects for the U.S., and this bodes well for emerging markets.

We remain confident that emerging markets are still one of the best investment stories among global equity investments, with strong support from both the growth and valuation perspective. They have continued to outperform developed markets, notwithstanding serious economic and geopolitical concerns.

We thank you for your investment in the Van Eck Emerging Markets Fund, and we look forward to helping you meet your investment objectives.


[PHOTO OMITTED]


/s/ DAVID A. SEMPLE
-------------------
DAVID A. SEMPLE
PORTFOLIO MANAGER

January 20, 2003

All references to Fund assets refer to Total Net Assets.

Investors should be aware that emerging market investments can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

** Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

++ The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

+ All region and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices; for example, the Pakistani market is measured by the Pakistan Karachi Stock Exchange Index.

--------------------------------------------------------------------------------
PERFORMANCE RECORD** AS OF 12/31/02 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                                      AFTER MAXIMUM   BEFORE SALES
TOTAL RETURN                                        SALES CHARGE*   CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 12/20/93)                         (0.94)%        (0.29)%
--------------------------------------------------------------------------------
5 year                                                  (8.45)%        (7.37)%
--------------------------------------------------------------------------------
1 year                                                 (29.30)%       (25.04)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*    A shares: maximum sales charge is 5.75%

** Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different investment strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                             AS OF DECEMBER 31, 2002
                                   (UNAUDITED)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

              South Africa                                18.2%
              South Korea                                 17.0%
              Taiwan                                       1.1%
              Thailand                                     6.0%
              Brazil                                      11.7%
              China                                        7.0%
              Croatia                                      1.1%
              Czech Republic                               3.2%
              Hong Kong                                    6.3%
              Indonesia                                    1.8%
              Mexico                                       7.9%
              Russia                                       3.4%
              Singapore                                    3.3%
              Cash/Equivalents Less Liabilities           12.0%

---------------
*Percentage of net assets.

                              EMERGING MARKETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2002*
--------------------------------------------------------------------------------

PETROLEO BRASILEIRO S.A. (PETROBRAS)
(BRAZIL, 3.9%)

Petrobras explores for, produces, refines, transports, and markets petroleum and petroleum products including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers, a distribution pipeline grid in Brazil, and markets its products in Brazil and abroad.

CORPORACION GEO S.A. DE C.V.
(MEXICO, 3.4%)

Corporacion GEO, through its subsidiaries, designs and constructs entry-level housing communities in Mexico and Chile. GEO acquires land, obtains permits, installs infrastructure improvements and builds and markets housing developments.

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 3.3%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers and telecommunications equipment.

KOMERCNI BANKA AS
(CZECH REPUBLIC, 3.2%)

Komercni Banka attracts deposits and offers commercial, retail, and investment banking services. The bank offers commercial, mortgage, consumer, and general purpose cash loans, advises on mergers and acquisitions, and sponsors credit cards.

ALEXANDER FORBES LTD.
(SOUTH AFRICA, 3.2%)

Alexander Forbes is a South African professional services organization which provides financial services including risk management and risk finance consulting, employee benefit and actuarial consulting, health care administration and consulting, insurance, reinsurance and wholesale broking, niche underwriting and related products and services.

---------------
*Portfolio is subject to change.

ADVANCED INFO SERVICE PCL
(THAILAND, 3.2%)

Advanced Info Service was granted a 25-year concession by the Telephone Organization of Thailand to provide cellular phone service. The company provides analog mobile phone services through the Nordic Mobile Telephone (NMT900) network and digital phone services through the GSM network.

MTN GROUP LTD.
(SOUTH AFRICA, 3.1%)

MTN Group is an investment holding company with an interest in Mobile Telephone Networks Holdings Limited. The group operates a GSM cellular telephone network in South Africa, as well as provides related services. MTN also provides cellular phone services in other African countries and operates Orbicom, a satellite communications provider.

CIA VALE DO RIO DOCE (CVRD)
(BRAZIL, 3.1%)

CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminium and potash. The company owns stakes in several steel companies. They own and operate railroads and maritime terminals associated with new mining activities.

EMBRAER AIRCRAFT CORP.
(BRAZIL, 3.1%)

Embraer manufactures and markets commercial, corporate and defense aircraft. The company also provides maintenance and repair services and markets spare parts for its jets. Embraer markets its aircraft to commercial airlines mainly in the United States and Europe and to governments in Europe and Latin America.

AFRICAN BANK INVESTMENTS LTD.
(SOUTH AFRICA, 3.1%)

African Bank Investments is a bank holding company. The group provides financial services to the under-serviced areas of the South African population. African Bank specializes in making consumer loans and micro-lending products to individuals and small businesses. African Bank also offers life and funeral insurance.

                              EMERGING MARKETS FUND
                       PERFORMANCE COMPARISON (unaudited)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Emerging Markets Fund (Class A) made at its inception with a similar investment in the Morgan Stanley Capital International World Index and the Morgan Stanley Capital International Emerging Markets Free Index.

                         VAN ECK EMERGING MARKETS FUND
           vs. MSCI World Index and MSCI Emerging Markets Free Index

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

                                   Emerging Markets                MSCI Emerging
                                     Fund-A (with     MSCI World    Markets Free
                                   sales charge)(2)      Index         Index
                                   ----------------   ----------   -------------
Dec-20-93                                 9,426         10,000        10,000
Jun-94                                    9,080         10,363         8,965
Dec-94                                    9,059         10,508         9,268
Jun-95                                    9,938         11,468         8,963
Dec-95                                   10,444         12,685         8,786
Jun-96                                   10,890         13,583         9,723
Dec-96                                   11,727         14,395         9,315
Jun-97                                   13,142         16,609        10,969
Dec-97                                   13,459         16,664         8,236
Jun-98                                   15,484         19,437         6,682
Dec-98                                   16,239         20,719         6,149
Jun-99                                   16,691         22,483         8,601
Dec-99                                   21,570         25,886        10,233
Jun-00                                   20,427         25,224         9,415
Dec-00                                   16,850         22,474         7,101
Jun-01                                   13,885         20,104         6,984
Dec-01                                   12,246         18,693         6,932
Jun-02                                   10,769         17,045         7,075
Dec-02                                    9,180         14,976         6,516

--------------------------------------------------------------------------------
                                                                       Since
Average Annual Total Return 12/31/02              1 Year    5 Year  Inception(1)
--------------------------------------------------------------------------------
VE Emerging Markets Fund (w/o sales charge)      (25.04)%   (7.37)%   (0.29)%
--------------------------------------------------------------------------------
VE Emerging Markets Fund (with sales charge)(2)  (29.30)%   (8.45)%   (0.94)%
--------------------------------------------------------------------------------
MSCI World Index                                 (19.89)%   (2.11)%     4.59%
--------------------------------------------------------------------------------
MSCI Emerging Markets Free Index                  (6.00)%   (4.58)%   (4.65)%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK EMERGING MARKETS FUND WAS 12/20/93. Index returns are calculated as of nearest month end (12/31/93).

(2)  The maximum sales charge is 5.75%.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities. In the future, the Fund's performance will be compared only to the broad-based Morgan Stanley Capital International Emerging Markets Free Index reflecting the Fund's current investment strategies.

Returns for the Van Eck Emerging Markets Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International (MSCI) World Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI World Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

                            GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Global Hard Assets Fund handily outperformed the general market for the third year in a row. The Fund returned 6.77% for the twelve months ended December 31, 2002. In contrast, the broad Standard & Poor's (S&P) 500 Index(1) lost 22.09% and the Nasdaq Composite Index(2) slid 31.13% during the year. The Fund also significantly outperformed the Goldman Sachs Natural Resources Index(3), which lost 14.33%.

Overall, hard asset investments provided diversification benefits to many investors looking to find relief from the freefalls experienced in broad equity markets. Commodity prices rose in response to a global policy of monetary easing and improvements in supply-side discipline in many natural resources sectors. Gold and gold-mining shares gained steam throughout the year in a falling dollar environment while energy prices were buoyed by geopolitical unrest. However, a major theme for the year was the disconnect between rising commodity prices and the falling stock prices of commodity companies. This has resulted in attractively valued hard asset equities which should help the Fund in 2003.

MARKET REVIEW

During the past two years, an attempt by central banks around the world to reflate global economies resulted in lower interest rates across the board. This pro-growth policy, which has historically proven to be beneficial to cyclical stocks, is likely to continue in the near term. In addition, supply/demand conditions in most natural resources sectors remain favorable and continued dollar weakness is serving to increase commodity demand. Combined, these conditions created a positive environment for many hard asset sectors in 2002 and resulted in excellent investment opportunities in gold, oil and natural gas.

In contrast, the general equities market suffered a losing streak of three consecutive years for the first time since the years of 1939 to 1941. This, combined with building doubts regarding U.S. business practices and a weakening dollar, weighed heavily on the minds of most investors. In short, hard assets emerged as an attractive alternative to traditional financial assets in a difficult investment environment.

Throughout the year, the Fund continued to benefit from its high allocation to the GOLD sector (the Fund had a 22.9% allocation to precious metals at December
31). The price of gold turned in its best annual performance since 1987, posting a gain of 24.8% for the year. During the course of the year, gold and gold shares regained acceptance among many investors as an alternative asset class during periods of political and financial stress. The rise in the gold price was accompanied by U.S. dollar weakness and the absence of an economic recovery in the U.S. that many had been hoping for. Real (inflation-adjusted) interest rates on one-year U.S. Treasuries turned negative in October. While the dollar lost the safe-haven status it enjoyed in the nineties, gold seems to have emerged again as a pure form of currency during uncertain times.

Taking their cue from bullion, gold shares turned in a stellar performance, as shown by the 43.4% gain in the Philadelphia Stock Exchange Gold and Silver (XAU) Index(4) for 2002. Investors showed a clear preference for shares of unhedged gold-mining companies, whose earnings are fully exposed to rising gold prices. The Fund's exposure to gold-mining shares concentrated on unhedged producers in 2002, resulting in spectacular performance among our holdings. For example, Glamis Gold (2.4% of the Fund's assets as of December 31) rose 214.1%. In addition, as the gold price rose above US$300, many of the smaller gold miners with promising projects became attractive investments. Approximately 6% of the Fund has been allocated to the small-cap miners who also contributed to performance in 2002.

Within the ENERGY sector (34.8% of Fund assets), we maintained our bias toward natural gas. This market has shown remarkable strength as the inventory overhang has quickly been worked off. Buying on stock weakness in the beginning of the year proved beneficial as natural gas prices continued their long-term rise. The continued use of environmentally friendly electric power plants, combined with cold weather in the Northeast, diminished supplies and boosted prices. While the winter season began with natural gas storage levels slightly above historical norms, we now find ourselves with storage levels slightly below the norm. Natural gas prices gained 88% during the year (as measured by front month gas futures), while equities in this market dropped 19.6% (as measured by the Amex Natural Gas Index(5). Demand is difficult to gauge but we believe that, even with a falloff in prices, the exploration and production shares have room on the upside going forward.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

The crude oil market was supported by a strong political premium during the year. Increasing tensions between the U.S. and Iraq brought the price of crude gradually higher, ending the year over US$30 a barrel. Many nations have stockpiled crude oil in anticipation of an energy shortage resulting from any U.S. military action in the Middle East. This has had an artificial effect on inventories, sending supplies to 25-year lows. In addition, OPEC (Organization of the Petroleum Exporting Countries) spare capacity has been drawn down in recent months by both OPEC cheating as well as the Organization's new, higher production quota announced toward the end of the year.

The second half of the year was dominated by several major supply interruptions in the crude oil market. Political unrest in Venezuela, where unions have organized a labor strike in an attempt to oust President Hugo Chavez, took its toll on inventory supplies. This strike in the fifth-largest oil exporter in the world resulted in the removal of over 80 million barrels of petroleum in an already tight market. In addition, two hurricanes in late September brought activity in the Gulf of Mexico to a grinding halt and the Japanese nuclear energy crisis helped drive oil prices higher. Unfortunately, equity shares in the market have not fully reflected the strength of the commodity, as seen by the flat performance of the Philadelphia Oil Service Sector Index(6) for the year 2002 (up 0.03%). Given our view that commodity prices are likely to remain firm, we feel that the shares represent significant value and should at some point reflect higher commodity prices. (The divergence between the commodities market and equity market began to close marginally toward the end of the year.)

The PAPER AND FOREST PRODUCT sector (14.7% of Fund assets) has been characterized by attractive stock prices and reduced capacity. Also, industry consolidation continuing throughout the year further supported positive conditions. While the shares have been inexpensive on normalized earnings for quite some time, we believe that the strong seasonal tendency for paper share outperformance from November through May, as well as the stabilization of the paper grades, bodes well for the sector.

REAL ESTATE securities (6.1% of Fund assets) had mixed results throughout the year. However, due to steady yields of between 7% and 7.5%, the sector proved to be a positive contributor to Fund performance for most of the year. The Salomon Smith Barney World Property Index(7) returned 2.84% for the year. Our focus in the real estate sector continued to be in the U.S. and Canadian markets, which was beneficial to the Fund as most European and emerging market REITs (real estate investment trusts) suffered in the sluggish global economic environment. The U.S. real estate market was boosted by the retail mall/outlet sector, which experienced solid returns due to surprisingly strong consumer spending. With long-term return expectations for the general stock market adjusted downward, income has become an important source of investment return for shareholders. Real estate's steady dividend yield during a period overshadowed by bearish market sentiment continues to be attractive to many investors. However, given deteriorating fundamentals and more attractive opportunities in other hard asset sectors, we have been paring back holdings in the real estate sector since midyear.

The Fund ended the year with a small allocation to the INDUSTRIAL METALS sector (10.7% of Fund assets). We trimmed our holdings in aluminum as a result of China's move from net importer to net exporter--a move that will likely increase supply in an already flooded market. While a portion of supply will be necessary for healthy global demand increases, our models show that this increase is excessive and suggests rising global inventories and consequent downward price pressures. The steel market saw strong price increases on the back of President Bush's enacted tariffs on foreign importers. However, prices have retreated since reaching their highs late in the third quarter.

THE OUTLOOK

Looking ahead, we see the positive environment for commodities and particularly commodity-related equities continuing into 2003, although performance drivers will move away from energy markets into non-energy commodity markets. Aggressive efforts of monetary stimulus over the last two years are likely to result in some degree of economic growth over the next year. The Fund is poised to capitalize on this environment through investments in both equities and commodities markets. Historically, the Fund has had a low weighting in commodities investments, but this may change under the appropriate market conditions.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

We believe that commodity-related equities will catch up with the rise in commodity prices in the near term, especially in energy markets once geopolitical influences are resolved. The effects of recent supply shocks in the crude oil market will likely diminish over time and inventories may build as supply from OPEC and non-OPEC sources is likely to rise. In gold markets, we believe that trends will continue to favor higher gold prices and that multiple opportunities exist in gold-mining equities. It is likely that investment demand will continue in the sector as investors move toward gold in an effort to protect portfolios from reflation. We also see select opportunities within the base metals (such as copper, nickel and steel) and forest and paper product sectors. We would like to thank you for your participation in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


 [PHOTO OMITTED]               [PHOTO OMITTED]


/s/ DEREK S. VAN ECK        /s/ SAMUEL R. HALPERT
--------------------        ---------------------
DEREK S. VAN ECK            SAMUEL R. HALPERT
PORTFOLIO MANAGER           MANAGEMENT TEAM MEMBER

January 8, 2003

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

(3) The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(4) The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

(5) The Amex Natural Gas Index is an equal dollar-weighted index designed to measure the performance of highly capitalized companies in the natural gas industry primarily involved in natural gas exploration and production, natural gas transmission or natural gas distribution.

(6) The Philadelphia Oil Service Sector Index is a price-weighted index of the leading oil service companies.

(7) The Salomon Smith Barney World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the Index.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/02 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                                     AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                                       SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 11/2/94)                          5.65%           6.41%
--------------------------------------------------------------------------------
5 year                                                 (4.56)%         (3.42)%
--------------------------------------------------------------------------------
1 year                                                  0.63%           6.77%
--------------------------------------------------------------------------------
B shares--Life (since 4/24/96)                          2.13%           2.13%
--------------------------------------------------------------------------------
5 year                                                 (4.44)%         (4.06)%
--------------------------------------------------------------------------------
1 year                                                  0.93%           5.93%
--------------------------------------------------------------------------------
C shares--Life (since 11/2/94)                          5.98%           5.98%
--------------------------------------------------------------------------------
5 year                                                 (4.03)%         (4.03)%
--------------------------------------------------------------------------------
1 year                                                  4.73%           5.73%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investments would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%
  C shares: 1.00% redemption charge, first year

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL HOLDINGS*
                             AS OF DECEMBER 31, 2002
                                   (UNAUDITED)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

                  United States                        35.7%
                  Australia                             7.5%
                  Canada                               32.3%
                  Finland                               0.5%
                  France                                1.7%
                  Hong Kong                             1.5%
                  Russia                                4.0%
                  South Africa                          8.4%
                  United Kingdom                        1.7%
                  Cash Equivalents                      5.3%
                  Other Assets Less Liabilities         1.4%

                                SECTOR HOLDINGS*
                             AS OF DECEMBER 31, 2002
                                   (UNAUDITED)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

                  Paper & Forest Products              14.7%
                  Precious Metals                      22.9%
                  Real Estate                           6.1%
                  Agriculture                           1.8%
                  Energy                               34.8%
                  Industrial Metals                    10.7%
                  Other                                 2.3%
                  Cash/Equivalents                      5.3%
                  Other Assets Less Liabilities         1.4%

---------------
*Percentage of net assets.

                             GLOBAL HARD ASSETS FUND
                REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 2002*
--------------------------------------------------------------------------------

SAPPI LTD.
(SOUTH AFRICA, 2.9%)

Sappi is a producer of pulp, paper and timber products. The company owns and manages plantations, pulp and paper mills, saw and mining timber mills, particleboard plants and upgrading facilities. Sappi is one of the leaders in the coated fine paper market and has production operations in North America, Europe and Africa.

GOLD FIELDS LTD.
(SOUTH AFRICA, 2.8%)

Gold Fields is a global gold-mining, development and exploration company with operations in South Africa, Ghana and Australia. The group's principal operating mines include Driefontein, Kloof, Beatrix, and St. Helena. Gold Fields also has a platinum project undergoing evaluation in Finland.

NORSKE SKOG CANADA LTD.
(CANADA, 2.8%)

Norske Skog produces newsprint and groundwood specialty papers in western North America. The company serves the publishing and commercial printing industries. Norske Skog also produces sawdust-based pulp.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.8%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

GLAMIS GOLD LTD.
(U.S., 2.4%)

Glamis Gold produces gold in Nevada and California. Additionally, the company has exploration and development activities in Honduras, Guatemala, Panama, and El Salvador, as well as Nevada and California. Glamis continues to pursue acquisitions and development opportunities in precious metals in the Americas.

OCEAN ENERGY, INC.
(U.S., 2.2%)

Ocean Energy explores and develops crude oil and natural gas properties. The company's operations are focused in the shelf and deepwater areas of the Gulf of Mexico, the Permian Basin, Midcontinent and Rocky Mountain regions of the United States. Ocean Energy also explores for and produces oil and gas in West Africa, Egypt, Russia and Indonesia.

SMITH INTERNATIONAL, INC.
(U.S., 2.2%)

Smith International supplies products and services to the oil and gas exploration and production industry. The company's products and services include drilling and completion fluid systems, solids control equipment, waste management services, three-cone drill bits, diamond drill bits, fishing services, drilling tools, underreamers, sidetracking systems and liner hangers.

TIMBERWEST FOREST CORP.
(CANADA, 2.2%)

TimberWest is a private timberland owner operating in western Canada. The company owns timber growing lands and two lumber manufacturing facilities, and has rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

NEWCREST MINING LTD.
(AUSTRALIA, 2.1%)

Newcrest Mining is a gold mining, exploration and production company. The company's exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

INCO LTD.
(U.S., 1.9%)

Inco mines for metals and minerals. The company primarily produces nickel and nickel alloys, as well as copper, cobalt, sulphuric acid and precious metals. Inco operates around the world.

---------------
*Portfolio is subject to change.

                             GLOBAL HARD ASSETS FUND
                       PERFORMANCE COMPARISON (unaudited)
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Global Hard Assets Fund (Classes A, B and C) made at inception with a similar investment in the Standard & Poor's 500 Index.

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS A)
                        vs. Standard & Poor's 500 Index

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

                                                     Global Hard
                                                    Assets Fund-A
                                                     (with sales       S&P 500
                                                      charge)(2)        Index
                                                    -------------      -------
Nov-2-94                                                 9,426          10,000
Dec-94                                                   9,322           9,779
Mar-95                                                   9,838          10,730
Jun-95                                                  10,313          11,753
Sep-95                                                  10,670          12,686
Dec-95                                                  11,195          13,449
Mar-96                                                  12,537          14,171
Jun-96                                                  13,459          14,806
Sep-96                                                  14,135          15,264
Dec-96                                                  16,301          16,535
Mar-97                                                  16,323          16,980
Jun-97                                                  17,680          19,942
Sep-97                                                  21,064          21,435
Dec-97                                                  18,631          22,050
Mar-98                                                  18,174          25,124
Jun-98                                                  15,794          25,953
Sep-98                                                  12,671          23,376
Dec-98                                                  12,623          28,351
Mar-99                                                  12,794          29,763
Jun-99                                                  14,625          31,861
Sep-99                                                  14,490          29,873
Dec-99                                                  14,723          34,316
Mar-00                                                  14,858          35,102
Jun-00                                                  15,152          34,172
Sep-00                                                  15,729          33,841
Dec-00                                                  16,035          31,195
Mar-01                                                  14,821          27,499
Jun-01                                                  15,385          29,107
Sep-01                                                  13,326          24,836
Dec-01                                                  14,662          27,490
Mar-02                                                  17,237          27,566
Jun-02                                                  17,469          23,875
Sep-02                                                  14,564          19,752
Dec-02                                                  15,655          21,417

--------------------------------------------------------------------------------
                                                                       Since
Average Annual Total Return 12/31/02               1 Year   5 Year  Inception(1)
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-A (w/o sales charge)      6.77%  (3.42)%     6.41%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-A (with sales charge)(2)  0.63%  (4.56)%     5.65%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                        (22.09)% (0.58)%     9.77%
--------------------------------------------------------------------------------

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS B)
                        vs. Standard & Poor's 500 Index

          [DATA BELOW IS REPRESENT BY A CHART IN THE ORIGINAL REPORT]

                                                     Global Hard
                                                    Assets Fund-B
                                                     (with sales       S&P 500
                                                      charge)(3)        Index
                                                    -------------      -------
Apr-24-96                                               10,000          10,000
Jun-96                                                  10,303          10,297
Sep-96                                                  10,825          10,615
Dec-96                                                  12,455          11,499
Mar-97                                                  12,455          11,808
Jun-97                                                  13,477          13,868
Sep-97                                                  16,037          14,907
Dec-97                                                  14,164          15,335
Mar-98                                                  13,801          17,472
Jun-98                                                  11,976          18,049
Sep-98                                                   9,599          16,257
Dec-98                                                   9,553          19,717
Mar-99                                                   9,664          20,699
Jun-99                                                  11,028          22,157
Sep-99                                                  10,899          20,775
Dec-99                                                  11,055          23,865
Mar-00                                                  11,138          24,412
Jun-00                                                  11,341          23,765
Sep-00                                                  11,746          23,534
Dec-00                                                  11,758          21,694
Mar-01                                                  11,028          19,124
Jun-01                                                  11,451          20,242
Sep-01                                                   9,904          17,272
Dec-01                                                  10,871          19,118
Mar-02                                                  12,778          19,170
Jun-02                                                  12,916          16,604
Sep-02                                                  10,742          13,737
Dec-02                                                  11,516          14,894

--------------------------------------------------------------------------------
                                                                       Since
Average Annual Total Return 12/31/02                1 Year  5 Year  Inception(1)
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-B (w/o sales charge)      5.93%  (4.06)%    2.13%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-B (with sales charge)(3)  0.93%  (4.44)%    2.13%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                        (22.09)% (0.58)%    6.16%
--------------------------------------------------------------------------------

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS C)
                        vs. Standard & Poor's 500 Index

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

                                                     Global Hard
                                                    Assets Fund-C
                                                     (with sales       S&P 500
                                                      charge)(4)        Index
                                                    -------------      -------
Nov-2-94                                                10,000          10,000
Dec-94                                                   9,885           9,779
Mar-95                                                  10,420          10,730
Jun-95                                                  10,914          11,753
Sep-95                                                  11,292          12,686
Dec-95                                                  11,954          13,449
Mar-96                                                  13,387          14,171
Jun-96                                                  14,365          14,806
Sep-96                                                  15,092          15,264
Dec-96                                                  17,354          16,535
Mar-97                                                  17,354          16,980
Jun-97                                                  18,776          19,942
Sep-97                                                  22,338          21,435
Dec-97                                                  19,733          22,050
Mar-98                                                  19,228          25,124
Jun-98                                                  16,692          25,953
Sep-98                                                  13,376          23,376
Dec-98                                                  13,313          28,351
Mar-99                                                  13,467          29,763
Jun-99                                                  15,361          31,861
Sep-99                                                  15,195          29,873
Dec-99                                                  15,412          34,316
Mar-00                                                  15,528          35,102
Jun-00                                                  15,809          34,172
Sep-00                                                  16,372          33,841
Dec-00                                                  16,667          31,195
Mar-01                                                  15,374          27,499
Jun-01                                                  15,976          29,107
Sep-01                                                  13,825          24,836
Dec-01                                                  15,195          27,490
Mar-02                                                  17,870          27,566
Jun-02                                                  18,049          23,875
Sep-02                                                  15,003          19,752
Dec-02                                                  16,065          21,417

--------------------------------------------------------------------------------
                                                                       Since
Average Annual Total Return 12/31/02                1 Year  5 Year  Inception(1)
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-C (w/o sales charge)      5.73%  (4.03)%     5.98%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-C (with sales charge)(4)  4.73%  (4.03)%     5.98%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                        (22.09)% (0.58)%     9.77%
--------------------------------------------------------------------------------

(1)  INCEPTION DATE FOR THE VAN ECK GLOBAL HARD ASSETS FUND WAS 11/2/94 (CLASS
     A), 4/24/96 (CLASS B), AND 11/2/94 (CLASS C). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 5.75%.

(3) Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

(4) 1.00% redemption charge taken into account on total return for one-year time period.

Returns for the Van Eck Global Hard Assets Fund (Classes A, B and C) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends and distributions, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck International Investors Gold Fund provided a return of 90.48% for the twelve months ended December 2002. Throughout the year, gold reasserted its position as an alternative asset class in periods of economic and financial stress. Your Fund's net asset value soared from $5.36 per share at the end of 2001 to $8.30 per share at the end of 2002, providing significant diversification benefits to shareholders. The Financial Times Gold Mines Index** climbed 52.36% last year and the Philadelphia Stock Exchange Gold and Silver (XAU) Index+ was up 43.41%. Your Fund's performance put it in third place among all U.S.-based open-end mutual funds for the year, according to Lipper Analytical Services.*

The price of gold turned in its best annual performance since 1987, rising 25% from $278.95 an ounce at the end of 2001 to $348.05 an ounce at the end of December 2002. Technically, gold's price broke out of a five and one-half year trading "bottom" in December when it burst above $340 an ounce (see Chart 1:
PRICE OF GOLD, 1995-2002). In contrast, the general market suffered a losing streak of three consecutive years for the first time since the years of 1939 to 1941. The Dow Jones Industrial Average++ fell 15.01% during 2002 and the Standard & Poor's (S&P) 500 Index++ declined 22.09%.

                                  PRICE OF GOLD
                          December 1995 - December 2002

                                [CHART OMITTED]

Source: Bloomberg

For years we have recommended allocating a small portion of an investment portfolio into gold-oriented assets as a hedge against rising economic and financial risks. Our stance on gold has persisted even through periods of declining gold prices.

Recent economic and financial risks materialized with the start of the recession. Gold and gold-mining shares have once again proved their value as excellent portfolio diversifiers as they did during the monetary disorder of the 1970s. Last year, the search for alternative assets resulted from: weak equity prices; the disclosure of corporate, accounting and stock analysts' fraud in reporting profits; an uncertain economy; negative short-term real interest rates; Japanese economic weakness; Middle East political tensions; and the fears of war and terrorism. The resulting interest in alternative asset classes supported the demand for gold and gold-mining shares. Since October of 2000, your Fund has outperformed the Standard & Poor's 500 Index (See Chart 2: RATIO OF VAN ECK INTERNATIONAL INVESTORS GOLD FUND NAV (NET ASSET VALUE) TO S&P 500 INDEX, 1994-2002). Our shareholders have been rewarded accordingly.

                     RATIO OF INT'L INVESTORS GOLD FUND NAV
                 TO S&P 500 INDEX, December 1994 - December 2002

                                [CHART OMITTED]

Source: Bloomberg, Van Eck Global

CAPITAL GAIN DISTRIBUTION

We are pleased to report that your Board of Directors declared a cash distribution of $1.91 per share, payable on December 31, 2002, to stockholders of record on December 27, 2002. If you participate in our dividend reinvestment plan, you should have received additional shares of the Fund on the dividend reinvestment date, December 31, 2002, as reported on your year-end statement.

GOLD-MINING SHARES

After a strong start to the year and reaching new highs in late May/early June, gold shares suffered a sharp correction that lasted two months. A period of consolidation ensued that saw the shares

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

essentially trading sideways through November. Gold shares then broke decisively upward in December as bullion traded above the $330 level. This move resulted in new six-month highs for many gold-mining stocks, and some finished the year surpassing their longer-term highs of May/June. Early 2003 performance is encouraging, as the gold shares have maintained their December gains. This indicates that the year-end buying was more than just "window dressing", as it appears that the sector is gaining visibility among long-term investors.

During 2002, investors showed a marked preference for the shares of unhedged gold producers. These are companies who take market prices for their production rather than engaging in forward contracts at set prices. Unhedged companies typically have higher earnings growth in a rising gold market. This is apparent when looking at the share price performance of many of the top companies in the International Investors Gold Fund. During 2002, Glamis Gold, Gold Fields Limited, and Harmony Gold (9.4%, 9.3% and 7.2% of the Fund's assets as of December 31) gained 214.1%, 199.7%, and 171.7%, respectively. Industry consolidation is another theme that contributed to Fund performance in 2002. The pending three-way merger of Kinross Gold, Echo Bay Mines and TVX Gold will create a sizeable company with approximately two million ounces of annual production. Our TVX Gold position has grown to a substantial holding (6.7% of Fund assets), as the company posted a gain of 265.6% in 2002. The higher gold price has enabled many of the small-cap companies to return to health after lying dormant through several years of low prices. Many companies raised funds in the first half to repair their balance sheets and renew efforts to develop gold properties. International Investors has taken positions in a number of junior producers with promising mines and projects. These companies totaled approximately 20% of the Fund at year-end and contributed to its favorable performance.

As we look forward to a changing investment environment, the portfolio is positioned to benefit from possible further increases in the gold price. While many gold shares experienced spectacular gains in 2002, current share prices reflect fair value at the $350 gold price level. Portfolio management is happy to maintain heavy exposure to quality unhedged production. At the higher gold prices, companies are financially healthier and less inclined to merge for survival. Thus, we expect the merger and acquisition activity among established gold producers to slow from the levels seen over the last several years. We believe that the junior mining sector is poised to continue to grow and present opportunities with improving prices. Some of the smaller companies may become acquisition targets as they develop properties. The Fund is also able to consider higher cost producers who can now generate sufficient cash to fund operations.

THE OUTLOOK

Current consensus economic and financial market expectations for the latter half of 2003 and 2004, in our opinion, are high. We repeat the "Rising Risks" reported in our Third Quarter 2002 Report to Shareholders, as we believe they are still valid at present:

The managing director of the International Monetary Fund warned in September 2002, that there were increased risks to the global economic outlook. The IMF stated that the global current account imbalances were unlikely to be sustained over the medium term and that the world should worry about a rapid correction. A likely scenario would be that revised expectations of U.S. growth prospects would cause lower U.S. consumption, imports and growth. A sharply lower dollar would export some of the pain to Europe and Japan. The U.S. current account deficit, which was in surplus in 1990, has gradually grown and reached a record 5% of GDP in the third quarter of 2002. The dollar rose from a low in 1995 to a peak in January 2002, due to capital inflows, but has since declined approximately 18% in terms of the euro (as of January 24, 2003). Foreign investors have suffered substantial losses.

Geopolitical risks may be rising. The United States, United Nations, European Community and Russia are working on a peace plan in the Middle East that envisages the establishment of a provisional Palestinian state by 2003 and full statehood two years later. If a just and final settlement is not reached, international terrorism could expand. Heightened uncertainty and fear over global security could increase gold's safe haven appeal. A war in Iraq could result in reducing the supply of oil to the Western world and in raising its price. Energy rationing could magnify the depth of a double-dip recession.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Consumption growth in the economy could be less than expected. Households' savings rates may rise to a more normal level. The housing boom could stabilize, mortgage refinancing and mortgage cash-outs may decline and the heavy consumer debt-servicing charges could make easy monetary policies less effective in stimulating borrowing and spending.

The timing of a recovery of equity markets and business capital expenditures could be delayed further than expected. Pre-tax corporate profit margins have declined from approximately 6% of GDP in 1997 to 3% in 2000. After-tax profits were down about 13% over the first three quarters of 2002. This was the worst profit slump since the 1930s. Corporate profits could continue to be squeezed. Current over-capacity might even grow if real economic growth fell below potential growth and led to a growing negative output gap. Fiercer foreign and domestic competition could put more pressure on business pricing power. A return to productivity increases from approximately 5% in the third quarter of 2002 to a long-term trend level of 2% to 3% could mean higher unit labor costs and lower unit profits. Underfunded pension plans and rising insurance premiums could add to costs.

The risk of financial distress may grow. The past growth of business, household and speculative debt at rates in excess of the economy's growth raised the risk level higher than at any time in history. Record-high debt levels, credit rating downgrades, deteriorating equity values, economic weakness, a record number of loans in foreclosure and climbing delinquencies are weighing on the market. A weak economy may be unable to service the huge debt, burdened by compounding interest costs and a decline in the overall economy's rate of return. The size of the outstanding business and household debt ($15.3 trillion, 146% of GDP, at the end of September 2002) may become a serious financial imbalance which could require a long period of deleveraging. The ultimate risk is the possibility of a chain reaction, a cascading sequence of defaults that will culminate in a financial implosion.

The credibility of Federal Reserve monetary policies as an effective force against future rising inflation, which is high today, may decline. Current monetary policy is very accommodative. Short-term rates are exceptionally low, and money growth is strong. Fiscal policy is active and stimulative. The budgetary position (as a percentage of gross domestic product) has deteriorated by 4.5 percentage points in just two years' time. Inflation thus may in due course be poised to increase above its implicit target range. The risk is that policymakers, whether due to political pressures or otherwise, will resist any deviation from "price stability" to raise interest rates and reduce monetary base growth rates promptly and strongly at a time when the economy may still be fragile. Confidence in the Fed's willingness to maintain "price stability" might then be lost.

We believe that the occurrence of one or more of these risks would so disappoint the market that current consensus expectations would be revised downward. Investors may become more risk-averse and diversify into cash and gold. If this occurs, gold might continue to outperform the Standard & Poor's Indices and high-risk bonds.

Also, the anti-creditor bias of monetary policy in the U.S. has reached the stage where short-term investments again have discriminatingly low and even punitive negative real yields. For instance, three-month Treasury Bills yield 1.14% and two-year notes yield 1.63% (January 24, 2003). The Labor Department's Consumer Price Index year-to-year increase for December 2002 was 2.4 percent. The Federal Reserve Bank of Cleveland's 12-month median consumer price index in December rose 3.1 percent. Core CPI services prices have risen at an annualized rate of about 4 percent. Investors who put their savings in T-Bills are being impoverished. As long as these conditions last, we believe that the price of gold could outperform Treasury Bill yields.

No one knows whether our beliefs will turn out to be true, but they may justify a 5% portfolio diversification to gold-mining shares. We continue to believe that an allocation to gold-oriented investments may be a precautionary strategy to preserve real wealth and to improve portfolio performance during periods of rising economic, financial and geopolitical risks.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

We appreciate your participation in the Van Eck International Investors Gold Fund and we look forward to working with you in the future.


[PHOTO OMITTED]            [PHOTO OMITTED]


/s/ JOHN C. VAN ECK        /s/ JOSEPH M. FOSTER
-------------------        --------------------
JOHN C. VAN ECK            JOSEPH M. FOSTER
CHAIRMAN                   MANAGEMENT TEAM MEMBER

January 28, 2003

All references to Fund assets refer to Total Net Assets.

     Please note that precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. Investors should be aware that current market conditions resulting in the extremely high performance of the gold sector may not continue.

* According to Lipper Analytical Services, the Fund ranked third out of 15,862 mutual funds for the one-year time period, 637 out of 9,055 funds for the five-year time period and 2,271 out of 3,076 for the ten-year time period as of December 31, 2002. The rankings are based on total returns at net asset value. Sales charges are not taken into account. For funds with multiple share classes, only the largest is included. Past performance is no guarantee of future results.

     All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

** The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

+ The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

++ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

++ The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/02 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                                     AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                                       SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 2/10/56)                          9.33%           9.47%
--------------------------------------------------------------------------------
20 year                                                 1.51%           1.81%
--------------------------------------------------------------------------------
15 year                                                (0.63)%         (0.23)%
--------------------------------------------------------------------------------
10 year                                                 3.81%           4.43%
--------------------------------------------------------------------------------
5 year                                                  5.43%           6.69%
--------------------------------------------------------------------------------
1 year                                                 79.44%          90.48%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

* A shares: maximum sales charge is 5.75%

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*+
                             AS OF DECEMBER 31, 2002
                                   (UNAUDITED)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

                South Africa                          26.8%
                Sweden                                 0.2%
                United Kingdom                         5.0%
                United States                         14.6%
                Australia                              5.2%
                Canada                                45.3%
                Mexico                                 0.5%
                Peru                                   1.5%
                Norway                                 1.4%

--------------
*Percentage of net assets.

+Geographical weightings add up to more than 100% due to a negative "Other assets less liabilities" position (see page 40) that is not shown on this pie chart.

                        INTERNATIONAL INVESTORS GOLD FUND
                       PERFORMANCE COMPARISON (unaudited)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck International Investors Gold Fund made ten years ago with a similar investment in the Financial Times Gold Mines Index and the Philadelphia Stock Exchange Gold and Silver (XAU) Index.

                   VAN ECK INTERNATIONAL INVESTORS GOLD FUND
                    vs. Financial Times Gold Mines Index and
          the Philadelphia Stock Exchange Gold and Silver (XAU) Index

           [DATA BELOW REPRESENTED BY A CHART IN THE ORIGINAL REPORT]


                                  International                    Philadelphia
                                    Investors                     Stock Exchange
                                 Gold Fund (with      FT Gold         Gold &
                                 sales charge)(1)   Mines Index    Silver Index
                                 ----------------   -----------   --------------
Dec-92                                 9,421           10,000         10,000
Jun-93                                17,245           29,799         16,439
Dec-93                                20,105           34,826         18,718
Jun-94                                18,143           29,889         16,441
Dec-94                                19,895           30,920         15,678
Jun-95                                17,540           30,165         17,316
Dec-95                                18,119           29,945         17,425
Jun-96                                18,916           31,560         17,976
Dec-96                                16,422           28,538         17,028
Jun-97                                13,590           21,797         14,008
Dec-97                                10,510           16,561         10,928
Jun-98                                 9,433           15,553         10,598
Dec-98                                 9,263           14,624          9,644
Jun-99                                 8,517           13,851          9,990
Dec-99                                 8,117           14,527         10,272
Jun-00                                 7,098           12,636          8,847
Dec-00                                 6,317           10,698          7,958
Jun-01                                 7,029           12,150          8,312
Dec-01                                 7,627           13,124          8,560
Jun-02                                13,077           19,028         11,316
Dec-02                                14,529           19,996         12,271

-------------------------------------------------------------------------------------
Average Annual Total Return 12/31/02                          1 Year  5 Year  10 Year
-------------------------------------------------------------------------------------
VE International Investors Gold Fund (w/o sales charge)       90.48%   6.69%   4.43%
-------------------------------------------------------------------------------------
VE International Investors Gold Fund (with sales charge)(1)   79.44%   5.43%   3.81%
-------------------------------------------------------------------------------------
FT Gold Mines Index                                           52.36%   3.84%   7.17%
-------------------------------------------------------------------------------------
Philadelphia Stock Exchange Gold & Silver (XAU) Index         43.41%   2.35%   2.07%
-------------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK INTERNATIONAL INVESTORS GOLD FUND WAS 2/10/56.

(1)  The maximum sales charge is 5.75%.

Returns for the Van Eck International Investors Gold Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions.

Going forward, the Fund will be compared to the Philadelphia Stock Exchange Gold and Silver (XAU) Index as management believes it is a more appropriate benchmark than the Financial Times Gold Mines Index. The XAU now includes South African gold-mining companies, making it a truly global gold-mining index. The XAU constituents, according to management, also better reflect the Fund's holdings.

The Financial Times Gold Mines Index and the Philadelphia Stock Exchange Gold and Silver Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

                           U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck U.S. Government Money Fund continues to meet its objectives as an investment that seeks a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our check-writing privileges. The Fund's seven-day average yield was 0.07%* and its 30-day average yield was 0.09% on December 31, 2002.

During 2002, the yield on three-month Treasury bills averaged 1.62%. Treasury bill rates remained low as the Federal Reserve has maintained a fed funds target rate of 1.75% for most of the year and then cut the rate to 1.25% in early November on the back of continued economic softness. While the economy seemed to be gaining momentum in the first quarter, stock market weakness in the second and third quarter seemed to unnerve investors and gave the Fed further reason for the additional easing in November. Due to the stability in the fed funds target, the rates on three-month T-bills have been in a fairly tight range for most of this year. Three-month T-bill rates topped out in mid-March at 1.85% and ended the year near their lows at 1.20%. We look for money market rates to rise as signs of an economic recovery become apparent and investors begin to discount the end of monetary easing by the Federal Reserve. We feel this scenario may not play out until the latter half of 2003.

The Fund's investment strategy continues to emphasize safety by investing in short-term United States Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and are backed by the United States Government.** Of course, shares of the Fund are not guaranteed by the United States Government and there can be no guarantee that the price of the Fund's shares will not fluctuate.*** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time.

However, when repurchase agreements offer an attractive yield pick-up over Treasury bills, we will look to place more emphasis on repurchase agreements. The U.S. Government Money Fund offers daily liquidity and check-writing privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.+

We appreciate your participation in the Van Eck U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.


[PHOTO OMITTED]


/s/ GREGORY F. KRENZER
----------------------
GREGORY F. KRENZER
PORTFOLIO MANAGER

January 17, 2003

---------------

* Performance data represents past performance and is not indicative of future results.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

+ Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

In our last writing to you in the June 30 Semi-Annual Report, we lamented the steady decline in equities that had marked the two-plus year period since the market's peak in March of 2000. Unfortunately for equity investors, the bad news continued into the third quarter--which was the market's worst quarter since the fourth quarter of 1987. Although the picture improved after October 9, by the end of 2002 U.S. equities had suffered a disheartening losing streak of three consecutive years for the first time since the years of 1939 to 1941. Many companies were severely penalized by investors in 2000, as were many investment management styles, including our own. As we said at midyear, this period has been very challenging.

We are disappointed to report to you that the Van Eck Mid Cap Value Fund declined 29.66% for the twelve months ended December 31, 2002. At the same time, the overall stock market as measured by the Standard & Poor's (S&P) 500 Index* lost 22.09% of its value. The benchmarks we track your Fund against also lost ground in 2002: the Russell 2500 Index+ declined 17.80% and the Russell 2500 Value Index++ fell 9.87% for the year. We hope the following will shed light on the Fund's recent performance, and give you insight into our management strategy.

MARKET & ECONOMIC REVIEW

The year 2002 will mark the investment history books as one that represented deep erosion in the trust and confidence of U.S. investors. It was a painful year marked by extreme pessimism, with investors favoring those investments that provided the most safety, reliability and simplicity. This is understandable given that, since March 2000, the paper value of investors' wealth in U.S. equities has dropped from $17 trillion to $10 trillion. Last year, the damage was so widespread that 70% of U.S. publicly traded stocks suffered declines. While U.S. equities showed relative strength in the first quarter in response to the American economy's 6.1% GDP growth, the second and third quarters provided some of the market's darkest days in recent memory. A vicious cycle of value deterioration was fueled by accelerating negative sentiment, as investors responded with disgust to the cavalcade of corporate misdeeds and other surprises that hurt U.S. businesses (including Enron, Xerox, Global Crossing, WorldCom and Adelphia)--the scope of which is without recent historical parallel.

Taken together, the effects of a tarnished Corporate America, another year of lackluster corporate earnings, a falling U.S. dollar, a tepid economy, ongoing terrorist threats, and the potential war with Iraq all exerted extreme pressure on U.S. equities in 2002. The fourth quarter brought some relief with the S&P 500 Index gaining 8.43% and the Nasdaq Composite Index++ rising 14.11%. But the rally that began in early October was narrow, favoring blue-chip large-capitalization stocks and some of the most beaten down technology companies. By the end of the year, even these gains were not enough to pull the major market indices out of the red, with the S&P 500 Index ending the year off 22.09% and the Nasdaq Composite Index down 31.13%. Many believe that the market's worst days are now over. At the same time, however, there are few promising signs that the U.S. economic recovery is gathering steam. Although many--including Levin & Co.--had predicted a slow, steady recovery for the economy in 2002, it never fully materialized. Nevertheless, it is somewhat reassuring--and a testament to its resilience--that the American economy still managed to grow 2.4% last year, given the tremendous shocks it withstood.

Unfortunately for equity investors, there were few paths to prosperity in 2002. Every major stock market sector, and most equity investment styles, suffered declines. According to Lipper Analytical Services, a third-party mutual fund tracking company, the average U.S. Diversified Stock Fund was down 22.41% in 2002. Investors in Science & Technology Funds (-43.04%) and Telecommunications Funds (-41.31%) suffered the heaviest losses. The only categories that enjoyed gains were Gold Oriented Funds (up 62.88%), Real Estate Funds (up 4.09%) and Specialty Diversified Equity Funds (up 10.21%), which includes "short funds". For the third consecutive year, bond funds outperformed stock funds, with last year's best bet being plain-vanilla General U.S. Government Funds, which returned 9.97%. In a typical "flight to quality", investors responded to last year's uncertain market and economic environment by moving record amounts of capital into fixed-income investments. This has left

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

considerable capital sitting on the sidelines in bond and money market funds, and hampered the recovery among equities.

FUND REVIEW

In the second half of 2002, we systematically added dividend-paying companies to the Fund's portfolio in order to improve performance and to better position the Fund for the future. Our decision to improve the Fund's dividend profile makes sense given President Bush's pending proposal to eliminate the double-taxation of dividends (corporations first paying taxes on their income, followed by investors paying taxes on dividends). Dividend-paying stocks can help provide some insulation in volatile periods. The dividend-payers we added included: AON Corp.; Alcan; Campbell Soup Co.; CIGNA Corp.; Constellation Energy Group; Cooper Industries; El Paso Corp.; IMC Global; Kerr-McGee Corp.; Lance; Loews Corp.; Lyondell Chemical Co.; May Department Stores; and Sears, Roebuck & Co. (together totaling 21.3% of the Fund's assets as of December 31). In addition, we increased the overall number of common stock holdings in the Fund's portfolio (from 41 at June 30 to 63 by December 31) in order to improve the Fund's diversification.

A close comparison of the Fund's financials at June 30, 2002, and December 31, 2002 (included in this report), reveals that we made quite a few changes to the Fund's holdings in the second half. Of the Fund's top ten holdings at midyear, we sold out of five positions including Tupperware Corp., the manufacturer of home consumer products; Hain Celestial Group, the natural, specialty and snack food company; UICI, the diversified financial services company; BJ's Wholesale Club, the wholesale consumer products chain; and Photronics, Inc., maker of semiconductor photomasks. All five were sold because of their disappointing results.

On the brighter side, there were several Fund holdings that contributed positively to performance in the second half of 2002. In the third quarter, these included Adolor Corp., the therapeutic-based biopharmaceutical company (1.9% of Fund assets as of June 30; sold before year-end, ending December with 0% of Fund assets), which benefited from announced progress in the Phase 3 clinical trial of ALVIMOPAN, a drug that treats bowel dysfunction. AON Corp., a leader in reinsurance and insurance brokerage, was also a positive contributor and, at year-end, was your Fund's top holding (4.0% of Fund assets as of December 31). We purchased AON in the third quarter after its stock price fell following news that the company would restate revenues. The market overreacted to the news and the matter was successfully resolved with the Securities and Exchange Commission; since then, the stock price has recovered. In the fourth quarter, your Fund's new holding in Williams Cos., the energy utility, helped performance (1.2% of Fund assets). We were able to lock in gains by selling the stock just after the Federal Regulatory Energy Commission's (FERC) announcement benefiting energy companies. Thermo Electron Corp., your Fund's fourth largest holding at midyear (0.8% of Fund assets at December 31) was a strong contributor to performance in the fourth quarter. The company manufactures measurement instruments that monitor, collect and analyze information for various industries; it has benefited from management's stock repurchase plan and restructuring.

The leading detractors from the Fund's performance in the third quarter were United States Steel Corp., BJ's Wholesale Club, BearingPoint (formerly KPMG Consulting), Annuity & Life Re Holdings and Reliant Resources (1.5%, 0%, 2.4%, 0.4% and 2.0% of Fund assets, respectively). In the fourth quarter, the greatest performance detractors included Phoenix Companies, Brocade Communications and Level 3 Communications (2.0%, 2.1% and 2.0% of Fund assets, respectively). With the exception of BJ's Wholesale Club, which we sold, we continue to maintain positions in all of these companies based on what we believe are their positive long-term prospects.

THE OUTLOOK

For investment managers, three straight years of stock market misery can't help but prompt some soul searching. At Levin & Co., it has only strengthened our commitment to building wealth for our investors. In October, we celebrated the 20th anniversary of the firm's founding in 1982. This milestone marks the successful completion of two decades of executing absolute return-oriented investment strategies--through both favorable and unfavorable market environments. Despite the difficulties of 2002, we will not alter our value-

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

oriented investment philosophy. We will continue to attempt to identify securities of strong U.S. companies that are currently undervalued in relation to their intrinsic worth, and that hold promise of rebounding through identifiable catalysts. A fundamental, research-intensive, bottom-up stock selection process will continue to drive our choices. We will also continue to pursue companies that may have complex elements, even though investors had little tolerance for these companies in 2002. These are companies that we believe offer excellent value over the long term. Although we are not pleased with the Fund's performance in 2002, we remain confident that our approach makes sense over the long term.

We anticipate that the coming period will be characterized by certain equities doing well, while others will fare less well. We think that both the unbroken bull market of the 1990s and the severe market correction of the past three years are behind us. We now envision an extended period during which the markets will navigate through broad trading ranges--a period in which stock selection will be central to achieving good performance. Many elements are likely to influence the market: the domestic economy, business fundamentals and interest rates. Geopolitical issues that heavily influenced investor sentiment last year--most significantly the persistent threat of terrorism--continue to be important concerns. One positive aspect is the domestic political agenda. President Bush has signaled his intention to pursue stimulative fiscal policies in 2003, and expectations are that the Federal Reserve will continue its stimulative monetary policy. Also, companies will now face easier year-over-year revenue and earnings comparisons, and early indications are for modest growth. On the whole, we generally expect improved business conditions in the year ahead. Finally, the President's proposal to eliminate double taxation of corporate dividends would be a boost for equities in general and, specifically, should help your Fund.

We thank you for your investment in the Van Eck Mid Cap Value Fund, and we look forward to continuing to help you meet your investment objectives.


/s/ JOHN (JACK) W. MURPHY     /s/ DANIEL M. THERIAULT
-------------------------     -----------------------
JOHN (JACK) W. MURPHY         DANIEL M. THERIAULT
SENIOR PORTFOLIO MANAGER      SENIOR PORTFOLIO MANAGER
JOHN A. LEVIN & CO., INC.     JOHN A. LEVIN & CO., INC.

January 23, 2003

     All references to Fund assets refer to Total Net Assets.

     All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+ The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2500 Index represents approximately 16% of the total market capitalization of the Russell 3000 Index.

++ The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/02 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                                     AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                                       SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 1/1/02)                         (33.71)%        (29.66)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%

Effective January 31, 2002, the name of the Fund was changed to the Van Eck Mid Cap Value Fund. Prior to January 1, 2002, the Fund operated under a different name with a different investment adviser.

Effective December 31, 2001, Chubb Asset Managers Inc., the Fund's previous investment adviser, resigned as investment adviser to the Van Eck/Chubb Growth and Income Fund. As of January 1, 2002, Van Eck Associates Corporation became investment adviser and John A. Levin & Co., Inc. became sub-adviser to the Fund. From January 1 through January 31, 2002, the name of the Fund was the Van Eck Growth and Income Fund.

Effective January 31, 2002, the name of the Van Eck Growth and Income Fund changed to the Van Eck Mid Cap Value Fund.

On June 7, 2002, the Van Eck Mid Cap Value Fund and the Van Eck Total Return Fund (the "Predecessor Funds") were combined to create the Van Eck Funds II, Inc.-Van Eck Mid Cap Value Fund. Performance results of the Predecessor Funds for periods prior to January 1, 2002, during which Fund was advised by another investment adviser, are not shown.

                               SECTOR WEIGHTINGS*
                             AS OF DECEMBER 31, 2002
                                   (UNAUDITED)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

              Healthcare                                  9.4%
              Integrated Oil                              3.5%
              Materials & Processing                      8.8%
              Other                                       0.5%
              Producer Durables                           5.9%
              Technology                                 15.8%
              Utilities                                   6.0%
              Auto & Transportation                       6.8%
              Consumer Discretionary                     11.7%
              Consumer Staples                            5.5%
              Energy                                      7.0%
              Financial Services                         15.9%
              Other Assets Less Liabilities               3.2%

---------------
*Percentage of net assets.

                               MID CAP VALUE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2002*
--------------------------------------------------------------------------------

AON CORP.
(4.0%)

AON is an insurance services holding company. The company is comprised of insurance brokerage, consulting, warranty and consumer insurance companies. AON provides insurance and consulting services worldwide.

HARRIS CORP.
(3.5%)

Harris is an international company focused on voice, data and video applications communications equipment. It provides products and services for commercial and government communications markets.

UNUMPROVIDENT CORP.
(3.4%)

UnumProvident provides group disability, special risk and disability insurance, as well as group life insurance, long-term care insurance, and payroll-deducted voluntary benefits offered to employees at their worksites. The company operates around the world.

CELESTICA, INC.
(2.9%)

Celestica provides a range of electronics manufacturing services including design, prototyping, assembly, testing, product assurance, supply chain management, distribution and after-sales services.

CSX CORP.
(2.8%)

CSX is a global freight transportation company with principal business units providing rail, container-shipping, intermodal and international terminal services.

PENTAIR, INC.
(2.7%)

Pentair is a diversified manufacturer operating in three segments: tools, water and enclosures. The company manufactures tool products, products for the transport of water, and metal and composite enclosures.

GENELABS TECHNOLOGIES, INC.
(2.4%)

Genelabs Technologies, a biopharmaceutical company, discovers and develops drugs. The company's principal drug discovery program is based on proprietary enabling technologies for creating gene- specific, small organic, DNA-binding molecules.

CIT GROUP, INC.
(2.4%)

CIT Group is a commercial and consumer finance services company that provides a wide range of financing and leasing products.

BEARINGPOINT, INC.
(2.4%)

BearingPoint, formerly KPMG Consulting, is a business consulting and systems integration firm dedicated to aligning business and systems for companies and government organizations. The company "strives to increase business velocity by aligning business and systems technology and delivering a rapid return on investment with accelerated solutions."

ST. JUDE MEDICAL, INC.
(2.3%)

St. Jude Medical designs, manufactures, and markets medical devices primarily for cardiac care. The company's products include heart valve disease management devices, cardiac rhythm management and interventional cardiology devices.

---------------
*Portfolio is subject to change.

                               MID CAP VALUE FUND
                       PERFORMANCE COMPARISON (unaudited)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Mid Cap Value Fund made at its inception with a similar investment in the Russell 2500 Value Index and the Russell 2500 Index.

                           VAN ECK MID CAP VALUE FUND
                        vs. Russell 2500 Value Index and
                               Russell 2500 Index

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

                                    Mid Cap Value
                                  Fund (with sales   Russell 2500   Russell 2500
                                     charge)(2)      Value Index        Index
                                  ----------------   ------------   ------------
1-Jan-02                                9,423           10,000         10,000
2-Jan-02                                9,184           10,092          9,876
2-Feb-02                                9,065           10,218          9,703
2-Mar-02                                9,901           10,851         10,374
2-Apr-02                                9,345           11,036         10,347
2-May-02                                8,623           10,855         10,044
2-Jun-02                                8,119           10,472          9,478
2-Jul-02                                6,987            9,260          8,347
2-Aug-02                                7,257            9,310          8,372
2-Sep-02                                6,244            8,548          7,709
2-Oct-02                                6,317            8,670          7,960
2-Nov-02                                6,909            9,303          8,610
2-Dec-02                                6,629            9,013          8,220
     2
--------------------------------------------------------------------------------
Average Annual Total Return 12/31/02                          Since Inception(1)
--------------------------------------------------------------------------------
VE Mid Cap Value Fund (w/o sales charge)                           (29.66)%
--------------------------------------------------------------------------------
VE Mid Cap Value Fund (with sales charge)(2)                       (33.71)%
--------------------------------------------------------------------------------
Russell 2500 Value Index                                            (9.87)%
--------------------------------------------------------------------------------
Russell 2500 Index                                                 (17.80)%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK MID CAP VALUE FUND WAS 1/1/02. Index returns are calculated as of nearest month end (12/31/01).

(2)  The maximum sales charge is 5.75%.

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Russell 2500 Value Index and the Russell 2500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price/book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2500 Index represents approximately 16% of the market capitalization of the Russell 3000 Index.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
CHINA: 14.2%
    1,224,000   Chaoda Modern Agriculture
                  Holdings Ltd.                                     $    210,317
      118,000   China Mobile (Hong Kong) Ltd.+                           280,682
      700,000   China Oilfield Services Ltd.+                            170,546
       85,000   CNOOC Ltd.                                               110,630
      774,000   COFCO International Ltd.                                 218,350
    1,084,000   Denway Motors Ltd.                                       364,878
      400,000   Hainan Meilan Airport Co. Ltd.+                          188,498
                                                                    ------------
                                                                       1,543,901
                                                                    ------------
HONG KONG: 15.0%
      112,500   Asia Satellite Telecommunications
                  Holdings Ltd.                                          131,997
      135,000   Cosco Pacific Ltd.                                       110,791
       71,000   Esprit Holdings Ltd.                                     119,722
      350,000   Global China Group Holdings Ltd.+                         17,952
       59,000   Hutchison Whampoa Ltd.                                   369,199
       45,000   Hutchison Whampoa Ltd. Warrants+
                  (HKD 50, expiring 4/01/04)                               2,683
      113,000   Li & Fung Ltd.                                           107,226
    4,636,000   Media Partners International
                Holdings, Inc.+                                          121,867
    1,324,000   Next Media Ltd.                                          303,899
      377,020   Star Cruises Ltd.+                                       106,359
      125,000   Techtronic Industries Co. Ltd.                           118,613
      450,000   Tingyi (Cayman Islands) Holding Corp.                    116,849
                                                                    ------------
                                                                       1,627,157
                                                                    ------------
INDIA: 8.9%
        8,000   HDFC Bank Ltd. (ADR)                                     107,680
       17,000   Hero Honda Motors Ltd.                                    94,750
       23,000   Housing Development Finance
                  Corporation Ltd.                                       172,416
        1,250   Infosys Technologies Ltd.                                124,745
       45,900   Satyam Computer Services Ltd.                            265,445
       35,000   State Bank of India                                      205,839
                                                                    ------------
                                                                         970,875
                                                                    ------------
INDONESIA: 5.6%
   21,600,000   Lippo Bank Certificates (b)*+                                 --
      250,000   PT Astra International, Inc.+                             87,989
      940,000   PT Telekomunikasi Indonesia                              404,358
       58,500   Unilever Indonesia Tbk                                   118,961
                                                                    ------------
                                                                         611,308
                                                                    ------------
MALAYSIA: 6.6%
       86,000   Genting Berhad                                           303,263
       78,000   IOI Corp.                                                113,921
       17,000   MAA Holdings Berhad                                       18,611
       57,000   Maxis Communications Berhad+                              81,000
      600,000   Multi-Purpose Holdings Berhad+                           197,368
        6,250   Palmco Holdings Berhad                                     6,743
                                                                    ------------
                                                                         720,906
                                                                    ------------

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
SINGAPORE: 0.7%
      300,000   Citiraya Industries Ltd.                            $     72,643
      100,000   SembCorp Industries Ltd. Warrants
                  (SGD 1.73, expiring 2/28/03)*+                             144
                                                                    ------------
                                                                          72,787
                                                                    ------------
SOUTH KOREA: 30.8%
        5,300   Cheil Communications, Inc.                               416,028
       25,400   Hyundai Mobis                                            466,861
        4,450   Kangwon Land, Inc.                                       420,218
       11,652   Kookmin Bank                                             412,617
       20,000   Koram Bank (Sponsored ADR)+                              124,784
        6,000   Korea Electric Power Corp.                                92,323
        7,800   KT Freetel+                                              185,456
        1,000   POSCO                                                     99,490
        3,476   Samsung Electronics Co. Ltd.                             920,251
        1,100   SK Telecom Co. Ltd.                                      212,386
                                                                    ------------
                                                                       3,350,414
                                                                    ------------
TAIWAN: 13.4%
      104,080   Advantech Co. Ltd.                                       187,734
      164,320   Benq Corp.                                               184,475
      284,000   Chinatrust Financial Holding Co. Ltd.+                   231,954
      431,600   Eva Airways Corp.+                                       182,480
        5,100   Hon Hai Precision Industry Co. Ltd.                       17,662
       57,250   Quanta Computer, Inc.                                     94,177
       41,771   Siliconware Precision Industries Co.
                  (ADR)+                                                 101,086
      177,700   Taiwan Semiconductor Manufacturing
                  Co. Ltd.+                                              218,471
      165,193   United Microelectronics Corp.+                           100,594
      175,000   Wan Hai Lines Ltd.                                       141,414
                                                                    ------------
                                                                       1,460,047
                                                                    ------------
THAILAND: 4.1%
      500,000   Quality House Public Co. Ltd.+                            81,150
      145,000   Shin Satellite Public Co. Ltd.                            56,144
       11,500   Siam Cement Public Co. Ltd.                              312,497
                                                                    ------------
                                                                         449,791
                                                                    ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 99.3%
(Cost: $10,557,246)                                                 $ 10,807,186
                                                                    ------------

                        See Notes to Financial Statements

                                ASIA DYNASTY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

PRINCIPAL                                     MATURITY   INTEREST       VALUE
AMOUNT                                          DATE       RATE       (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION 0.3%

$31,000 Repurchase Agreement
         (Note 11): Purchased on
         12/31/02; maturity value
         $31,001 (with State Street
         Bank & Trust Co.,
         collateralized by $35,000
         Federal Home Loan
         Mortgage Corporation
         3.50% due 9/15/03
         with a value of $35,886)
         (Cost: $31,000)                       1/02/03     1.05%     $    31,000
                                                                     -----------
TOTAL INVESTMENTS: 99.6%
(Cost: $10,588,246)                                                   10,838,186
OTHER ASSETS LESS LIABILITIES: 0.4%                                       46,241
                                                                     -----------
NET ASSETS: 100%                                                     $10,884,427
                                                                     ===========

---------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b)  Restricted security (Note 9)

+    Non-income producing

*    Fair value as determined by the Board of Trustees.

GLOSSARY:

ADR-American Depositary Receipt


SUMMARY OF                                            % OF
INVESTMENTS                                            NET
BY INDUSTRY                                          ASSETS
-----------                                          ------
Autos                                                  9.3%
Banks                                                  6.7%
Consumer Durables and Apparel                          2.1%
Diversified Financial                                  5.0%
Energy                                                 2.6%
Food, Beverage and Tobacco                             3.0%
Hotel and Leisure                                      3.8%
Household and Personal                                 1.1%
Materials                                              4.5%
Media                                                  7.7%
Multi-Industries                                       8.5%
Real Estate                                            4.6%
Retail                                                 1.1%
Software                                               3.6%
Technology Hardware                                   16.8%
Telecommunications                                    12.4%
Transportation                                         5.7%
Utilities                                              0.8%
Short-Term Obligation                                  0.3%
Other assets less liabilities                          0.4%
                                                     ------
                                                     100.0%
                                                     ======

                        See Notes to Financial Statements

                              EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 11.7%
       10,900   Cia Vale do Rio Doce (ADR)                          $    299,750
       18,700   Embraer Aircraft Corp.
                  (Sponsored ADR)                                        297,330
       25,000   Petroleo Brasileiro S.A. (ADR)                           373,500
       20,000   Tele Norte Leste Participacoes
                  S.A. (ADR)                                             147,000
                                                                    ------------
                                                                       1,117,580
                                                                    ------------
CHINA: 7.0%
       25,000   China Mobile (Hong Kong) Ltd.+                            59,467
      150,000   CNOOC Ltd.                                               195,230
      500,000   Denway Motors Ltd.                                       168,302
      500,000   Tsingtao Brewery Company Ltd.                            251,651
                                                                    ------------
                                                                         674,650
                                                                    ------------
CROATIA: 1.1%
        7,500   Pliva D.D. (GDR)                                         106,500
                                                                    ------------
CZECH REPUBLIC: 3.2%
       13,500   Komercni Banka AS (GDR)                                  310,500
                                                                    ------------
HONG KONG: 6.3%
      100,000   Asia Satellite Telecommunications
                  Holdings Ltd.                                          117,330
      850,000   Next Media Ltd.                                          195,102
      350,000   Star Cruises Ltd. +                                       98,737
      650,000   Star Cruises Ltd. (USD Par)+                             188,500
                                                                    ------------
                                                                         599,669
                                                                    ------------
INDONESIA: 1.8%
      400,000   PT Telekomunikasi Indonesia                              172,067
                                                                    ------------
MEXICO: 7.9%
        3,000   America Movil S.A. de C.V
                  (Series L) (ADR)                                        43,080
        4,000   Cemex S.A. de C.V
                  (Sponsored ADR)                                         86,040
      175,000   Corporacion GEO S.A. de C.V
                  (Series B)+                                            321,704
       90,000   Grupo Modelo S.A. de C.V
                  (Series C)                                             220,799
       37,500   Wal-Mart de Mexico S.A. de C.V
                  (Series V)                                              85,900
                                                                    ------------
                                                                         757,523
                                                                    ------------
RUSSIA: 3.4%
        3,000   Lukoil (Sponsored ADR)                                   184,322
        1,000   Yukos (Sponsored ADR)                                    140,930
                                                                    ------------
                                                                         325,252
                                                                    ------------
SINGAPORE: 3.3%
      100,000   Citiraya Industries Ltd.                                  24,214
      650,000   SembCorp Industries Ltd.                                 294,177
                                                                    ------------
                                                                         318,391
                                                                    ------------

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
SOUTH AFRICA: 18.2%
      450,000  African Bank Investments Ltd.                        $    296,311
      190,000  Alexander Forbes Ltd.                                     308,898
       14,000  Anglo American PLC                                        207,964
       50,000  Kumba Resources Ltd.                                      189,674
      210,000  MTN Group Ltd.+                                           299,808
      230,000  Sanlam Ltd.                                               203,718
       19,500  Sasol Ltd.                                                238,622
                                                                    ------------
                                                                       1,744,995
                                                                    ------------
SOUTH KOREA: 17.0%
       12,700  Hyundai Mobis                                             233,430
       10,500  Hyundai Motor Co. Ltd.                                    245,668
       15,500  Korea Electric Power Corp.                                238,502
       11,000  KT Freetel+                                               261,540
        2,500  POSCO                                                      61,825
        1,200  Samsung Electronics Co. Ltd.                              317,693
        2,100  Shinsegae Co. Ltd.                                        264,702
                                                                    ------------
                                                                       1,623,360
                                                                    ------------
TAIWAN: 1.1%
       14,620  Taiwan Semiconductor Manufacturing
                 Co. Ltd. (Sponsored ADR)+                               103,071
                                                                    ------------
THAILAND: 6.0%
      375,000  Advanced Info Service
                 Public Co. Ltd.                                         308,660
      350,000  Thai Airways International
                 Public Co. Ltd.                                         263,737
                                                                    ------------
                                                                         572,397
                                                                    ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 88.0%
(Cost: $8,718,702)                                                     8,425,955
                                                                    ------------

                       See Notes to Financial Statements

                              EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

PRINCIPAL                                     MATURITY   INTEREST       VALUE
AMOUNT                                          DATE       RATE       (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION: 34.2%
$3,281,000 Repurchase Agreement
            (Note 11): Purchased on
            12/31/02; maturity value
            $3,281,191 (with State
            Street Bank & Trust Co.,
            collateralized by $3,145,000
            Federal National
            Mortgage Association
            4.63% due 8/13/04 with a
            value of $3,348,353)*
            (Cost: $3,281,000)                  1/02/03     1.05%     $3,281,000
                                                                     ----------
TOTAL INVESTMENTS: 122.2%
(Cost: $11,999,702)                                                  11,706,955
OTHER ASSETS LESS LIABILITIES: (22.2)%                               (2,129,385)
                                                                     ----------
NET ASSETS: 100%                                                     $9,577,570
                                                                     ==========

---------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

+    Non-income producing

* This security is segregated as collateral for forward foreign currency contracts.

GLOSSARY:
 ADR - American Depositary Receipt
 GDR - Global Depositary Receipt

SUMMARY OF                                            % OF
INVESTMENTS                                            NET
BY INDUSTRY                                          ASSETS
-----------                                          ------
Autos                                                  6.8%
Capital Goods                                          3.1%
Diversified Financial                                 11.7%
Energy                                                 9.3%
Food, Beverage and Tobacco                             4.9%
Hotel and Leisure                                      3.0%
Materials                                             15.0%
Media                                                  2.0%
Multi-Industries                                       3.1%
Pharmaceuticals                                        1.1%
Retail                                                 3.7%
Technology Hardware                                    4.4%
Telecommunications                                    14.7%
Transportation                                         2.7%
Utilities                                              2.5%
Short-Term Obligation                                 34.2%
Other assets less liabilities                        (22.2%)
                                                     ------
                                                     100.0%
                                                     ======

                       See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 7.5%
       26,846   BHP Billiton Ltd.                                   $    152,634
        5,369   BHP Steel Ltd.+                                            9,714
      140,000   Goodman Fielder Ltd.                                     139,589
      229,215   Newcrest Mining Ltd.                                     924,442
      542,500   Oil Search Ltd.+                                         188,406
      210,207   Origin Energy Ltd.                                       436,843
      247,000   Portman Ltd.                                             135,590
       41,000   Rio Tinto Ltd.                                           779,701
      127,000   Santos Ltd.                                              428,257
      942,857   Southern Pacific Petroleum NL+                           102,988
                                                                    ------------
                                                                       3,298,164
                                                                    ------------
CANADA: 32.3%
       15,000   Aber Diamond Corp.+                                      292,839
       43,500   Abitibi-Consolidated, Inc.                               335,385
       40,000   Agnico-Eagle Mines Ltd.                                  594,400
       20,000   Agnico-Eagle Mines Ltd. Warrants
                  ($19.00, expiring 11/14/07)+                           108,000
       64,200   Baytex Energy Ltd.+                                      345,639
      810,000   Bema Gold Corp.+                                       1,043,934
      205,000   Bema Gold Corp. Warrants
                  (CAD 2.00, expiring 6/03/04)*+                           5,206
      707,700   Brazilian Resources, Inc.+                                26,958
        3,600   Brookfield Homes Corp. *+                                  3,977
       10,600   Brookfield Properties Corp. USD                          214,120
       18,000   Brookfield Properties Corp.                              326,608
      345,000   Canadian 88 Energy Corp.+                                556,346
       30,000   Canfor Corp.                                             168,561
       26,000   CHC Helicopter Corp. (Class A)                           469,291
      100,000   Cumberland Resources Ltd.+                               189,194
       35,000   Domtar, Inc.                                             348,867
       35,000   Domtar, Inc. Warrants
                  (CAD 17.55, expiring 12/23/03)*+                            --
       24,450   Ensign Resources Service Group, Inc.                     258,610
       30,000   FNX Mining Co., Inc.+                                    125,706
      168,000   Golden Star Resources Ltd.+                              314,160
       42,000   Golden Star Resources Ltd. Warrants
                  ($1.50, expiring 12/11/04)*+                            15,120
       35,000   Hurricane Hydrocarbons Ltd. (Class A)+                   364,700
      105,000   Ivanhoe Mines Ltd.+                                      217,986
       39,865   Meridian Gold, Inc.+                                     702,086
      575,000   Miramar Mining Corp.+                                    737,414
      354,000   Norske Skog Canada Ltd.+                               1,224,875
        7,800   NQL Drilling Tools, Inc. (Class A)+                       42,093
       80,400   Placer Dome, Inc.                                        924,600
      128,000   SFK Pulp Fund                                            828,900
       22,600   Suncor Energy, Inc. USD                                  354,142
       11,400   Suncor Energy, Inc.                                      178,770
       30,300   Talisman Energy, Inc.                                  1,093,616
       25,000   Tembec, Inc.+                                            174,433
      127,000   TimberWest Forest Corp.                                  967,558
       43,900   TVX Gold, Inc.+                                          693,808
        9,000   Westport Innovations, Inc.+                               15,942
                                                                    ------------
                                                                      14,263,844
                                                                    ------------

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
FINLAND: 0.5%
       22,500   Stora Enso Oyj (R Shares)                           $    236,216
                                                                    ------------
FRANCE: 1.7%
        9,900   Total Fina Elf SA (Sponsored ADR)                        707,850
        3,000   Unibail S.A. Warrants
                  (EUR 43.33, expiring 5/11/04)+                          44,094
                                                                    ------------
                                                                         751,944
                                                                    ------------
HONG KONG: 1.5%
      295,000   CNOOC Ltd.                                               383,952
       44,400   Sun Hung Kai Properties Ltd.                             263,035
                                                                    ------------
                                                                         646,987
                                                                    ------------
RUSSIA: 4.0%
        5,000   JSC MMC Norilsk Nickel (ADR)                             100,000
        1,679   Khanty-Mansiysk Oil Co.(b)*+                             839,500
        7,800   Surgutneftegaz, Inc. Preferred Stock
                  (Sponsored ADR)                                        181,740
       70,000   YUKOS                                                    661,500
                                                                    ------------
                                                                       1,782,740
                                                                    ------------
SOUTH AFRICA: 8.4%
       13,200   Anglo American PLC                                       196,080
       88,000   Gold Fields Ltd. (Sponsored ADR) 1,229,672
       15,300   Impala Platinum Holdings Ltd.                            971,797
       97,500   Sappi Ltd. (ADR)                                       1,288,950
                                                                    ------------
                                                                       3,686,499
                                                                    ------------
UNITED KINGDOM: 1.7%
       37,462   BHP Billiton PLC                                         199,881
       19,000   Randgold Resources Ltd. (ADR)+                           557,840
                                                                    ------------
                                                                         757,721
                                                                    ------------
UNITED STATES: 35.7%
       68,901   AK Steel Holding Corp.+                                  551,208
       30,900   Alcoa, Inc.                                              703,902
       15,000   AMB Property Corp.                                       410,400
       14,100   Boise Cascade Corp.                                      355,602
        7,000   Boston Properties, Inc.                                  258,020
       33,700   Bunge Ltd.                                               810,822
       16,000   ConocoPhillips                                           774,240
       10,000   Crescent Real Estate Equities Co.                        166,400
       30,000   Duke Energy Corp.                                        586,200
       94,000   Glamis Gold Ltd.+                                      1,062,282
       32,000   GlobalSantaFe Corp.                                      778,240
        9,900   Host Marriott Corp.+                                      87,615
       40,500   Inco Ltd.+                                               859,410
       44,125   La Quinta Corp.+                                         194,150
       24,000   Murphy Oil Corp.                                       1,028,400
       24,000   Noble Corp.+                                             843,600
       10,100   Nucor Corp.                                              417,130
       43,000   Occidental Petroleum Corp.                             1,223,350
       49,425   Ocean Energy, Inc.                                       987,017

                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES: (CONTINUED)
       23,000   Remington Oil & Gas Corp.+                          $    377,430
       30,000   Smith International, Inc.+                               978,600
       20,000   Starwood Hotels & Resorts
                  Worldwide, Inc.                                        474,800
        7,200   Transocean, Inc.                                         167,040
        6,600   Vornado Realty Trust                                     245,520
       22,000   Weatherford International Ltd.+                          878,460
       10,800   Weyerhaeuser Co.                                         531,465
                                                                    ------------
                                                                      15,751,303
                                                                    ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 93.3%
(Cost: $39,473,704)                                                   41,175,418
                                                                    ------------
OPTIONS PURCHASED:
AUSTRALIA: 0.0%
      942,857   Southern Pacific Petroleum NL
                (Call Option-Strike AUD 0.55,
                  expiring 11/19/04)*+                                        --
                                                                    ------------
TOTAL OPTIONS PURCHASED: 0.0%
                (Premium paid: $0)                                            --
                                                                    ------------

SHORT-TERM OBLIGATION: 5.3%

PRINCIPAL                                     MATURITY   INTEREST       VALUE
AMOUNT                                          DATE       RATE       (NOTE 1)
--------------------------------------------------------------------------------
$2,358,000 Repurchase Agreement
            (Note 11): Purchased on
            12/31/02; maturity value
            $2,358,138 (with State
            Street Bank & Trust Co.,
            collateralized by
            $2,260,000 Federal
            National Mortgage
            Association 4.625%
            due 8/13/04 with a
            value of $2,406,129)
            (Cost: $2,358,000)                 1/02/03     1.05%      2,358,000
                                                                    -----------
TOTAL INVESTMENTS: 98.6%
  (Cost: $41,831,704)                                                43,533,418
OTHER ASSETS LESS LIABILITIES: 1.4%                                     637,840
                                                                    -----------
NET ASSETS: 100%                                                    $44,171,258
                                                                    ===========

---------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b)  Restricted security (Note 9)

+    Non-incoming producing

*    Fair value as determined by the Board of Trustees.

GLOSSARY:
 ADR - American Depositary Receipt


SUMMARY OF                                            % OF
INVESTMENTS                                            NET
BY INDUSTRY                                          ASSETS
-----------                                          ------
Agriculture                                            1.8%
Energy                                                34.8%
Industrial Metals                                     10.7%
Paper & Forest Products                               14.7%
Precious Metals                                       22.9%
Real Estate                                            6.1%
Other                                                  2.3%
Short-Term Obligation                                  5.3%
Other assets less liabilities                          1.4%
                                                     ------
                                                     100.0%
                                                     ======

                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 5.2%
    6,533,788   Lihir Gold Ltd. +                                   $  5,270,258
    1,309,685   Newcrest Mining Ltd.                                   5,282,064
      366,666   Red Back Mining NL+                                       67,778
                                                                    ------------
                                                                      10,620,100
                                                                    ------------
CANADA: 45.3%
      580,800   Agnico-Eagle Mines Ltd.                                8,630,688
      850,000   Apollo Gold Corp.+                                     1,942,734
      187,500   Apollo Gold Corp. Warrants
                  ($1.60, expiring 3/21/04)*+                            238,080
    2,800,000   Aurizon Mines Ltd.+                                    2,630,944
      750,000   Aurizon Mines Ltd. Warrants
                  (CAD 0.65, expiring 6/30/03)*+                         380,928
    1,000,000   Axmin, Inc.+                                             209,511
       30,385   Barrick Gold Corp.                                       468,233
    1,118,300   Central Fund of Canada Ltd. (Class A)                  5,334,291
    1,200,000   Claude Resources, Inc.+                                1,127,547
      600,000   Claude Resources, Inc. Warrants
                  (CAD 1.25, expiring 4/23/03)*+                          87,613
      615,600   Corner Bay Silver, Inc.+                               1,684,487
    1,400,000   Cumberland Resources Ltd.+                             2,648,721
      500,000   Cumberland Resources Ltd. Warrants
                  (CAD 3.00, expiring 6/18/03)*+                              --
    1,000,000   EAGC Ventures Corp. Special Warrants*+                 1,349,121
    2,000,000   Eldorado Gold Corp.+                                   2,628,405
      100,000   Gabriel Resources Ltd.+                                  295,219
      727,200   Goldcorp, Inc. (Class A)                               9,249,984
      550,000   Golden Star Resources Ltd.+                            1,012,634
    1,034,000   Golden Star Resources Ltd.+ USD                        1,933,580
       83,500   Golden Star Resources Ltd. Warrants
                  ($1.50, expiring 12/11/04)*+                            30,060
      250,000   Golden Star Resources Ltd. Warrants
                  ($0.70, expiring 1/02/04)*+                            290,000
      275,000   Golden Star Resources Ltd. Warrants
                  (CAD 2.28, expiring 7/23/04)+                          171,100
      750,000   Great Basin Gold Ltd.+                                   952,320
      300,000   Great Basin Gold Ltd. Warrants
                  (CAD 1.65, expiring 6/03/03)*+                          66,662
      368,200   IAMGOLD Corp.                                          1,797,637
      450,000   Ivanhoe Mines Ltd.+                                      934,226
      520,660   Meridian Gold, Inc.+                                   9,169,645
      700,000   Minefinders Corp. Ltd.+                                2,999,810
    2,497,300   Miramar Mining Corp.+                                  3,202,683
      200,000   Miramar Mining Corp. Warrants
                  (CAD 2.50, expiring 6/19/03)*+                              --
      628,000   Moydow Mines International, Inc.+                        279,093
      845,000   Nevsun Resources Ltd.+                                 1,244,619

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
CANADA: (CONTINUED)
      360,000   Nevsun Resources Ltd. Warrants
                  (CAD 2.00, expiring 6/20/03)*+                    $    162,275
    1,500,000   Northgate Exploration Ltd.+                            1,438,004
      166,666   Northgate Exploration Ltd. Warrants
                  (CAD 3.00, expiring 12/28/06)+                          48,674
    3,000,000   Orezone Resources, Inc.+                                 780,903
      204,775   Placer Dome, Inc.                                      2,354,913
      700,000   Repadre Capital Corp.+                                 5,435,210
      511,600   Richmont Mines, Inc.+                                  1,896,860
      400,000   River Gold Mines Ltd.+                                   901,530
      100,000   Silver Standard Resources, Inc.+                         535,000
      150,000   TVX Gold, Inc.+                                        2,379,849
      715,000   TVX Gold, Inc.+ USD                                   11,239,800
    2,250,000   Wheaton River Minerals Ltd.+                           2,099,867
      750,000   Wheaton River Minerals Ltd. Warrants
                  (CAD 1.65, expiring 5/30/07)+                          314,266
                                                                    ------------
                                                                      92,577,726
                                                                    ------------
MEXICO: 0.5%
      550,000   Industrias Penoles S.A. de C.V                         1,019,009
                                                                    ------------
NORWAY: 1.4%
    4,500,000   Kenor ASA+                                             2,798,661
                                                                    ------------
PERU: 1.5%
      118,300   Compania de Minas
                  Buenaventura S.A. (ADR)                              3,121,937
                                                                    ------------
SOUTH AFRICA: 24.9%
       50,000   Anglo American Platinum Corp.                          1,841,385
      180,049   AngloGold Ltd. (Sponsored ADR)                         6,168,479
    3,895,855   Avgold Ltd.+                                           4,767,377
      725,000   Durban Roodeport Deep Ltd.
                  (Sponsored ADR)+                                     2,936,250
    1,357,362   Gold Fields Ltd.
                  (Sponsored ADR)                                     18,948,774
      878,968   Harmony Gold Mining Co. Ltd.
                  (Sponsored ADR)                                     14,775,452
       46,000   Impala Platinum Holdings Ltd.
                  (Sponsored ADR)+                                     1,460,863
                                                                    ------------
                                                                      50,898,580
                                                                    ------------
SWEDEN: 0.2%
      650,000   Riddarhyttan Resources AB+                               340,170
                                                                    ------------
UNITED KINGDOM: 5.0%
      350,000   Randgold Resources Ltd. (ADR)+                        10,276,000
                                                                    ------------

                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

NO. OF SHARES/
PRINCIPAL AMOUNT   SECURITIES (A)                                VALUE (NOTE 1)
-------------------------------------------------------------------------------
UNITED STATES: 14.6%
       50,000   Apex Silver Mines Ltd.+                            $    740,000
      400,000   Coeur d'Alene Mines Corp.+                              768,000
      343,000   Crystallex International Corp.+                         500,780
       72,900   Freeport-McMoRan Copper & Gold, Inc.+ 1,223,262
    1,690,300   Glamis Gold Ltd.+                                    19,168,002
      630,000   Hecla Mining Co.+                                     3,187,800
      150,000   Metallica Resources, Inc.+ CAD                          113,326
      100,000   Metallica Resources, Inc.+                               76,000
      109,308   Newmont Mining Corp.                                  3,174,012
       39,100   Royal Gold, Inc.                                        974,412
                                                                   ------------
                                                                     29,925,594
                                                                   ------------
TOTAL STOCK AND OTHER INVESTMENTS: 98.6%
   (Cost: $113,787,283)                                             201,577,777
                                                                   ------------
CORPORATE NOTES
   SOUTH AFRICA: 1.9%

USD 3,000,000   Durban Roodeport Deep Ltd.
                 6.00%, 11/12/06 Senior
                 Convertible Notes
                 (Cost: $3,000,000)                                   4,005,000
                                                                   ------------
TOTAL INVESTMENTS: 100.5%
   (Cost: $116,787,283)                                             205,582,777
OTHER ASSETS LESS LIABILITIES: (0.5)%                                (1,115,006)
                                                                   ------------
NET ASSETS: 100%                                                   $204,467,771
                                                                   ============

---------------

(a)  Unless otherwise indicated, securities owned are shares of common stock.

+    Non-income producing

*    Fair value as determined by the Board of Trustees.

GLOSSARY:
 ADR - American Depositary Receipt

SUMMARY OF                                            % OF
INVESTMENTS                                            NET
BY INDUSTRY                                          ASSETS
-----------                                          ------
Copper                                                0.6%
Platinum                                              1.6%
Precious Metals                                      98.3%
Other assets less liabilities                        (0.5)%
                                                    ------
                                                    100.0%
                                                    ======


                        See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

                                      ANNUALIZED YIELD
                                         AT TIME OF
PRINCIPAL                                PURCHASE OR     MATURITY       VALUE
 AMOUNT                                  COUPON RATE       DATE       (NOTE 1)
-------------------------------------------------------------------------------
U.S. TREASURY BILLS: 86.2%
$ 6,000,000                                 0.500%        1/02/03   $ 5,999,917
 15,000,000                                 1.000         1/23/03    14,990,833
 20,000,000                                 1.135         3/27/03    19,946,402
                                                                    -----------
TOTAL U.S. TREASURY BILLS: 86.2%
(Amortized Cost: $40,937,152)                                        40,937,152
                                                                    -----------

PRINCIPAL                                  INTEREST      MATURITY
 AMOUNT                                      RATE          DATE
-----------------------------------------------------------------
SHORT-TERM OBLIGATION: 21.1%
$10,050,000 Repurchase Agreement
            (Note 11):
            Purchased on 12/31/02;
            maturity value $10,050,586
            (with State Street Bank &
            Trust Co., collateralized by
            $9,430,000 U.S. Treasury
            Notes 5.875% due 11/15/04
            with a value of $10,254,795)
            (Cost: $10,050,000)             1.050%        1/02/03    10,050,000
                                                                    -----------
TOTAL INVESTMENTS: 107.3%
(Cost: $50,987,152)                                                  50,987,152
OTHER ASSETS LESS LIABILITIES: (7.3)%                                (3,476,088)
                                                                    -----------
NET ASSETS: 100%                                                    $47,511,064
                                                                    ===========

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                                                   ASIA DYNASTY      EMERGING
                                                                                       FUND        MARKETS FUND
                                                                                   ------------    ------------
ASSETS:
Investments at cost ............................................................   $ 10,588,246    $ 11,999,702
                                                                                   ============    ============
Investments at value (including repurchase agreements of $31,000, $3,281,000,
  $2,358,000, $0 and $10,050,000) (Note 1) .....................................   $ 10,838,186    $ 11,706,955
Cash ...........................................................................        117,089         493,641
Foreign currency (Cost: $276, $50,393, $0, $5 and $0) ..........................            814          49,522
Cash--initial margin (Note 12) .................................................             --              --
Receivables:
  Securities sold ..............................................................         54,729          39,450
  Dividends and interest .......................................................             --          31,237
  Capital shares sold ..........................................................          2,790             160
  Due from broker (Note 12) ....................................................             --              --
Unrealized appreciation on forward foreign currency contracts (Note 7) .........            979          22,565
Other assets ...................................................................             --              --
                                                                                   ------------    ------------
    Total assets ...............................................................     11,014,587      12,343,530
                                                                                   ------------    ------------
LIABILITIES:
Payables:
  Bank line of credit (Note 14) ................................................             --              --
  Securities purchased .........................................................             --       2,684,863
  Dividends payable ............................................................             --              --
  Capital shares redeemed ......................................................         13,323          30,530
  Accounts payable .............................................................        102,252          42,245
  Due to Trustees (Note 8) .....................................................            776           1,623
  Due to Distributor (Note 5) ..................................................          8,763           4,193
  Due to Adviser (Note 2) ......................................................          5,046           2,506
                                                                                   ------------    ------------
    Total liabilities ..........................................................        130,160       2,765,960
                                                                                   ------------    ------------
Net Assets .....................................................................   $ 10,884,427    $  9,577,570
                                                                                   ============    ============
CLASS A SHARES+:
Net assets .....................................................................   $  9,078,951    $  9,577,570
                                                                                   ============    ============
Shares outstanding .............................................................      1,585,571       1,976,564
                                                                                   ============    ============
Net asset value and redemption price per share .................................   $       5.73    $       4.85
                                                                                   ============    ============
Maximum offering price per share ...............................................   $       6.08    $       5.15
                                                                                   ============    ============
CLASS B SHARES:
Net assets .....................................................................   $  1,805,476              --
                                                                                   ============    ============
Shares outstanding .............................................................        339,365              --
                                                                                   ============    ============
Net asset value, maximum offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the
  first six years of ownership) ................................................   $       5.32              --
                                                                                   ============    ============
CLASS C SHARES:
Net assets .....................................................................             --              --
                                                                                   ============    ============
Shares outstanding .............................................................             --              --
                                                                                   ============    ============
Net asset value, maximum offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the
  first year of ownership) .....................................................             --              --
                                                                                   ============    ============
Net assets consist of:
  Aggregate paid in capital ....................................................   $ 17,322,452    $ 15,854,334
  Unrealized appreciation of investments, swaps, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in
    foreign currencies .........................................................        240,768        (308,237)
  Overdistributed/underdistributed net investment income (loss) ................        (17,851)        (36,269)
  Accumulated realized loss ....................................................     (6,660,942)     (5,932,258)
                                                                                   ------------    ------------
Net Assets .....................................................................   $ 10,884,427    $  9,577,570
                                                                                   ============    ============

---------------
+ The U.S. Government Money Fund does not have a designated class of shares.

                        See Notes to Financial Statements

GLOBAL HARD ASSETS    INTERNATIONAL INVESTORS    U.S. GOVERNMENT
      FUND                   GOLD FUND              MONEY FUND
------------------    -----------------------    ---------------

  $  41,831,704            $ 116,787,283          $  50,987,152
  =============            =============          =============

  $  43,533,418            $ 205,582,777          $  50,987,152
          7,745                  786,584                  5,706
             --                        5                     --
         38,990                       --                     --

      1,265,076               10,194,408                     --
         93,689                   36,547                     --
         51,564                6,601,924                329,783
        143,280                       --                     --
  -------------            -------------          -------------
         10,905                       --                     --
  -------------            -------------          -------------
     45,144,667              223,202,245             51,322,641
  -------------            -------------          -------------


             --                8,192,796                     --
        709,430                       --                     --
             --                9,474,994                  7,629
        145,184                  793,735              3,738,792
         76,142                  188,110                 46,586
          9,016                   11,338                     65
         24,526                   42,530                 16,252
          9,111                   30,971                  2,253
  -------------            -------------          -------------
        973,409               18,734,474              3,811,577
  -------------            -------------          -------------
  $  44,171,258            $ 204,467,771          $  47,511,064
  =============            =============          =============

  $  39,105,627            $ 204,467,771          $  47,511,064
  =============            =============          =============
      3,061,148               24,633,558             47,610,232
  =============            =============          =============
  $       12.77            $        8.30          $        1.00
  =============            =============          =============
  $       13.55            $        8.81                     --
  =============            =============          =============

  $   2,863,589                       --                     --
  =============            =============          =============
        229,108                       --                     --
  =============            =============          =============


  $       12.50                       --                     --
  =============            =============          =============

  $   2,202,042                       --                     --
  =============            =============          =============
        175,405                       --                     --
  =============            =============          =============


  $       12.55                       --                     --
  =============            =============          =============

  $  83,728,220            $ 133,136,544          $  47,610,230

      1,840,205               88,795,345                     --
        (85,537)                 (88,832)               (27,450)
    (41,311,630)             (17,375,286)               (71,716)
  -------------            -------------          -------------
  $  44,171,258            $ 204,467,771          $  47,511,064
  =============            =============          =============

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

                                                                                  ASIA DYNASTY      EMERGING
                                                                                      FUND        MARKETS FUND
                                                                                   -----------    ------------
INCOME:
Dividends ......................................................................   $   239,585     $   222,889
Interest .......................................................................         3,018           1,902
Foreign taxes withheld .........................................................       (28,787)        (15,738)
                                                                                   -----------     -----------
Total income ...................................................................       213,816         209,053
                                                                                   -----------     -----------
EXPENSES:
Management (Note 2) ............................................................       109,969          92,562
Distribution Class A (Note 5) ..................................................        58,378          55,739
Distribution Class B (Note 5) ..................................................        29,869          11,937
Distribution Class C (Note 5) ..................................................            --              --
Administration (Note 2) ........................................................        55,902          47,422
Reports to shareholders ........................................................         8,666          13,624
Trustees' fees and expenses (Note 8) ...........................................         5,207           8,438
Transfer agent .................................................................       102,150          75,472
Custodian ......................................................................        73,375          18,663
Registration ...................................................................        24,620          25,501
Professional ...................................................................        45,420          27,842
Interest expense (Note 14) .....................................................         4,915             953
Other ..........................................................................         2,120           2,050
                                                                                   -----------     -----------
Total expenses .................................................................       520,591         380,203
Expense reduction (Note 2) .....................................................            --        (126,102)
                                                                                   -----------     -----------
Net expenses ...................................................................       520,591         254,101
                                                                                   -----------     -----------
Net investment income (loss) ...................................................      (306,775)        (45,048)
                                                                                   -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from investments (Asia Dynasty Fund is shown net of foreign
  taxes of $13,985) ............................................................       410,780      (2,978,260)
Realized gain (loss) from forward foreign currency contracts and foreign
  currency transactions ........................................................       (35,440)          8,098
Realized loss from swaps .......................................................            --              --
Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies ...........................................................        (3,182)        (72,016)
Change in unrealized appreciation (depreciation) of investments and swaps
  (Asia Dynasty Fund and Emerging Markets Fund are shown net of foreign taxes
  of $9,505 and $2,334, respectively) ..........................................    (1,787,096)       (490,486)
                                                                                   -----------     -----------
Net gain (loss) on investments and foreign currency transactions ...............    (1,414,938)     (3,532,664)
                                                                                   -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................   $(1,721,713)    $(3,577,712)
                                                                                   ===========     ===========

                        See Notes to Financial Statements

GLOBAL HARD ASSETS    INTERNATIONAL INVESTORS    U.S. GOVERNMENT
      FUND                   GOLD FUND              MONEY FUND
------------------    -----------------------    ---------------

  $   1,053,467            $   3,300,917          $          --
         43,505                  171,161                643,736
        (34,111)                 (68,291)                    --
  -------------            -------------          -------------
      1,062,861                3,403,787                643,736
  -------------            -------------          -------------

        456,036                1,361,547                202,763
        201,920                  453,849                101,382
         28,210                       --                     --
         23,986                       --                     --
         62,241                  641,891                 68,287
         40,960                  134,720                 38,275
         14,392                   45,546                 12,153
        286,856                  668,280                 55,940
         37,319                  104,412                  7,331
         34,164                   10,000                 13,940
         45,795                   99,377                 33,372
          9,836                   94,937                     25
         13,621                   47,911                  3,924
  -------------            -------------          -------------
      1,255,336                3,662,470                537,392
             --                       --                (78,322)
  -------------            -------------          -------------
      1,255,336                3,662,470                459,070
  -------------            -------------          -------------
       (192,475)                (258,683)               184,666
  -------------            -------------          -------------

      3,249,938               30,378,490                 (1,210)
        (32,724)                  27,440                     --
        (70,000)                      --                     --

         (7,465)                  (2,489)                    --
         62,687               83,493,691                     --
  -------------            -------------          -------------
      3,202,436              113,897,132                 (1,210)
  -------------            -------------          -------------
  $   3,009,961            $ 113,638,449          $     183,456
  =============            =============          =============

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 ASIA DYNASTY                EMERGING MARKETS
                                                                                     FUND                          FUND
                                                                          ---------------------------   ---------------------------
                                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                              2002           2001           2002           2001
                                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) .........................................  $   (306,775)  $   (289,581)  $    (45,048)  $   (211,246)
  Realized gain (loss) from investments ................................       410,780     (5,215,291)    (2,978,260)    (2,972,512)
  Realized gain (loss) from swaps ......................................            --             --             --             --
  Realized gain (loss) from forward foreign currency contracts and
   foreign currency transactions .......................................       (35,440)       (80,309)         8,098         80,722
  Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies ...................        (3,182)         3,183        (72,016)        44,341
  Change in unrealized appreciation (depreciation) of investments
   and swaps ...........................................................    (1,787,096)     4,782,775       (490,486)    (4,331,934)
                                                                          ------------   ------------   ------------   ------------
  Increase (decrease) in net assets resulting from operations ..........    (1,721,713)      (799,223)    (3,577,712)    (7,390,629)
                                                                          ------------   ------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income+:
   Class A Shares ......................................................            --             --             --           (628)
   Class B Shares ......................................................            --             --             --             --
   Class C Shares ......................................................            --             --             --             --
  Realized gain:
   Class A Shares ......................................................            --             --             --       (106,422)
   Class B Shares ......................................................            --             --             --        (22,341)
   Class C Shares ......................................................            --             --             --             --
                                                                          ------------   ------------   ------------   ------------
  Total dividends and distributions ....................................            --             --             --       (129,391)
                                                                          ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6): Net proceeds from sales of shares+:
   Class A Shares ......................................................    13,533,559     72,194,560      2,496,514        771,666
   Class B Shares ......................................................       159,459        452,243         10,184        128,578
   Class C Shares ......................................................            --             --             --             --
  Shares issued in connection with the merger involving
   Natural Resources Fund (Note 10) ....................................            --             --             --             --
                                                                          ------------   ------------   ------------   ------------
                                                                            13,693,018     72,646,803      2,506,698        900,244
                                                                          ------------   ------------   ------------   ------------
  Reinvestment of dividends+:
   Class A Shares ......................................................            --             --             --         94,627
   Class B Shares ......................................................            --             --             --         17,651
   Class C Shares ......................................................            --             --             --             --
                                                                          ------------   ------------   ------------   ------------
                                                                                                   --             --        112,278
                                                                          ------------   ------------   ------------   ------------
  Cost of shares reacquired+:
   Class A Shares ......................................................   (14,871,589)   (74,063,695)    (2,835,030)    (5,551,503)
   Class B Shares ......................................................    (2,092,579)    (2,375,012)    (1,958,489)    (1,330,070)
   Class C Shares ......................................................            --             --             --             --
                                                                          ------------   ------------   ------------   ------------
                                                                           (16,964,168)   (76,438,707)    (4,793,519)    (6,881,573)
                                                                          ------------   ------------   ------------   ------------
  Increase (decrease) in net assets resulting from capital
   share transactions ..................................................    (3,271,150)    (3,791,904)    (2,286,821)    (5,869,051)
                                                                          ------------   ------------   ------------   ------------
  Total increase (decrease) in net assets ..............................    (4,992,863)    (4,591,127)    (5,864,533)   (13,389,071)
NET ASSETS:
  Beginning of year ....................................................    15,877,290     20,468,417     15,442,103     28,831,174
                                                                          ------------   ------------   ------------   ------------
  End of year ..........................................................  $ 10,884,427   $ 15,877,290   $  9,577,570   $ 15,442,103
                                                                          ============   ============   ============   ============
  Undistributed/Overdistributed net investment income (loss) ...........  $    (17,851)  $    (19,545)  $    (36,269)  $    (30,099)
                                                                          ============   ============   ============   ============

---------------
+ The U.S. Government Money Fund does not have a designated class of shares; as a result, all activity is shown on the Class A shares line.


                        See Notes to Financial Statements

        GLOBAL HARD ASSETS               INTERNATIONAL INVESTORS GOLD             U.S. GOVERNMENT MONEY
               FUND                                  FUND                                  FUND
----------------------------------    ----------------------------------    ----------------------------------
   YEAR ENDED         YEAR ENDED        YEAR ENDED          YEAR ENDED         YEAR ENDED         YEAR ENDED
  DECEMBER 31,       DECEMBER 31,      DECEMBER 31,        DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
      2002               2001              2002                2001               2002               2001
---------------    ---------------    ---------------    ---------------    ---------------    ---------------


$      (192,475)   $      (168,960)   $      (258,683)   $       102,995    $       184,666    $     1,423,638
      3,249,938           (636,844)        30,378,490         13,835,052             (1,210)           (14,730)
        (70,000)            45,450                 --                 --                 --                 --

        (32,724)           (71,187)            27,440           (150,436)                --                 --


         (7,465)               408             (2,489)             4,203                 --                 --

         62,687             64,399         83,493,691         17,084,630                 --                 --
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
      3,009,961           (766,734)       113,638,449         30,876,444            183,456          1,408,908
---------------    ---------------    ---------------    ---------------    ---------------    ---------------


             --                 --                 --           (201,982)          (212,116)        (1,423,638)
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --

             --                 --        (39,278,397)                --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
             --                 --        (39,278,397)          (201,982)          (212,116)        (1,423,638)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------


    111,030,410         93,768,430      1,963,773,861      2,299,226,211      2,085,538,597      2,492,584,861
        818,291            312,821                 --                 --                 --                 --
        856,093             37,230                 --                 --                 --                 --

             --         25,334,135                 --                 --                 --                 --
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    112,704,794        119,452,616      1,963,773,861      2,299,226,211      2,085,538,597      2,492,584,861
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

             --                 --         29,803,403            158,013            106,547            646,409
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
             --                 --         29,803,403            158,013            106,547            646,409
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

   (123,984,676)       (83,173,739)    (1,985,237,044)    (2,324,803,804)    (2,084,174,651)    (2,520,943,848)
       (746,067)          (804,501)                --                 --                 --                 --
       (791,364)          (444,997)                --                 --                 --                 --
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
   (125,522,107)       (84,423,237)    (1,985,237,044)    (2,324,803,804)    (2,084,174,651)    (2,520,943,848)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

    (12,817,313)        35,029,379          8,340,220        (25,419,580)         1,470,493        (27,712,578)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
     (9,807,352)        34,262,645         82,700,272          5,254,882          1,441,833        (27,727,308)

     53,978,610         19,715,965        121,767,499        116,512,617         46,069,231         73,796,539
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$    44,171,258    $    53,978,610    $   204,467,771    $   121,767,499    $    47,511,064    $    46,069,231
===============    ===============    ===============    ===============    ===============    ===============
$       (85,537)   $       (82,642)   $       (88,832)   $      (142,657)   $       (27,450)   $            --
===============    ===============    ===============    ===============    ===============    ===============


                        See Notes to Financial Statements

ASIA DYNASTY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                              CLASS A
                                                -----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                  2002          2001           2000           1999          1998
                                                -------       -------        -------        -------       -------
Net Asset Value, Beginning of Year ..........   $  6.59       $  6.97        $ 14.60        $  7.80       $  7.82
                                                -------       -------        -------        -------       -------
Income from Investment Operations:
  Net Investment Loss .......................     (0.14)        (0.11)         (0.18)         (0.11)(c)     (0.25)
  Net Gain (Loss) on Investments
  (both Realized and Unrealized) ............     (0.72)        (0.27)         (6.77)          9.35         (0.01)
                                                -------       -------        -------        -------       -------
Total from Investment Operations ............     (0.86)        (0.38)         (6.95)          9.24         (0.02)
                                                -------       -------        -------        -------       -------
Less Distributions:
  Distributions from Capital Gains ..........        --            --          (0.68)         (2.44)           --
  Tax Return of Capital .....................        --            --             --             --            --
                                                -------       -------        -------        -------       -------
Total Distributions .........................        --            --          (0.68)         (2.44)           --
                                                -------       -------        -------        -------       -------
Net Asset Value, End of Year ................   $  5.73       $  6.59        $  6.97        $ 14.60       $  7.80
                                                =======       =======        =======        =======       =======
Total Return (a) ............................    (13.05)%       (5.45)%       (47.60)%       118.46%        (0.26)%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Year (000) ...............   $ 9,079       $11,843        $14,062        $31,385       $10,685
Ratio of Gross Expenses
  to Average Net Assets .....................      3.39%         3.23%          2.63%          2.82%         3.13%

Ratio of Net Expenses
  to Average Net Assets .....................      3.36%(d)      3.19%(d)       2.50%(d)       2.82%         2.43%(b)
Ratio of Net Investment Loss to
Average Net Assets ..........................     (1.93)%       (1.50)%        (1.49)%        (1.03)%       (0.09)%
Portfolio Turnover Rate .....................       104%          106%           114%           172%          122%

                                                                           CLASS B
                                                -----------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------
                                                  2002         2001          2000        1999         1998
                                                -------       ------       -------       -------     ------
Net Asset Value, Beginning of Year ..........   $  6.18       $ 6.55       $ 13.90       $  7.54     $ 7.63
                                                -------       ------       -------       -------     ------
Income from Investment Operations:
Net Investment Loss .........................     (0.14)       (0.23)        (0.24)(c)     (0.07)
Net Gain (Loss) on Investments
(both Realized and Unrealized) ..............     (0.61)       (0.23)        (6.44)         9.04      (0.02)
                                                -------       ------       -------       -------     ------
Total from Investment Operations ............     (0.86)       (0.37)        (6.67)         8.80      (0.09)
                                                -------       ------       -------       -------     ------
Less Distributions:
Distributions from Capital Gains ............        --           --         (0.68)        (2.44)        --
Tax Return of Capital .......................        --           --            --            --         --
                                                -------       ------       -------       -------     ------
Total Distributions .........................        --           --         (0.68)        (2.44)        --
                                                -------       ------       -------       -------     ------
Net Asset Value, End of Year ................   $  5.32       $ 6.18       $  6.55       $ 13.90     $ 7.54
                                                =======       ======       =======       =======     ======
Total Return (a) ............................    (13.92)%      (5.65)%      (47.99)%      116.71%     (1.18)%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Year (000) ...............   $ 1,805       $4,034       $ 6,406       $12,019     $4,942
Ratio of Gross Expenses to Average Net Assets      4.18%        3.53%         3.31%         3.89%
                                                                                                       3.83%
Ratio of Net Expenses
to Average Net Assets .......................      4.15%(d)     3.49%(d)      3.18%(d)      3.89%      3.14%(b)
Ratio of Net Investment Loss to
Average Net Assets ..........................     (2.73)%      (1.79)%       (2.15)%       (2.21)%    (0.79)%
Portfolio Turnover Rate .....................       104%         106%          114%          172%       122%

---------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee arrangement and/or directed brokerage arrangement.

(c)  Based on average shares outstanding.

(d)  Net of interest expense.


                        See Notes to Financial Statements

EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                                  CLASS A
                                                                    ---------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------------------------------
                                                                      2002          2001           2000           1999        1998
                                                                    -------       -------        -------        -------     -------
Net Asset Value, Beginning of Year ...............................  $  6.47       $  8.98        $ 13.49        $ 10.78     $ 10.38
                                                                    -------       -------        -------        -------     -------
Income from Investment Operations:
  Net Investment Income (Loss) ...................................    (0.02)        (0.09)         (0.16)         (0.06)       0.02
  Net Gain (Loss) on Investments (both Realized and Unrealized) ..    (1.60)        (2.37)         (2.73)          3.59        2.07
                                                                    -------       -------        -------        -------     -------
Total from Investment Operations .................................    (1.62)        (2.46)         (2.89)          3.53        2.09
                                                                    -------       -------        -------        -------     -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ...........................       --            --(e)          --(e)          --          --
  Distribution from Capital Gains ................................       --         (0.05)         (1.62)         (0.82)      (1.61)
  Tax Return of Capital ..........................................       --            --             --             --       (0.08)
                                                                    -------       -------        -------        -------     -------
Total Dividends and Distributions ................................       --         (0.05)         (1.62)         (0.82)      (1.69)
                                                                    -------       -------        -------        -------     -------
Net Asset Value, End of Year .....................................  $  4.85       $  6.47        $  8.98        $ 13.49     $ 10.78
                                                                    =======       =======        =======        =======     =======
Total Return (a) .................................................   (25.04)%      (27.32)%       (21.88)%        32.83%      20.65%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ....................................  $ 9,578       $13,032        $23,990        $33,070     $27,461
Ratio of Gross Expenses to Average Net Assets ....................     2.91%         2.45%          2.15%          2.20%       2.32%
Ratio of Net Expenses to Average Net Assets (b) ..................     2.00%(c)      2.00%(c)       2.00%(c)       2.00%       2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets ......    (0.30)%(d)    (0.95)%(d)     (1.35)%(d)    (0.48)%(d)    0.85%

Portfolio Turnover Rate ..........................................      120%           56%            98%            86%         88%

---------------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c)  Net of interest expense.

(d) For the years ended 2002, 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the four years, for Class A are 0.90%, 0.42%, 0.12% and 0.20%, respectively.

(e)  Amount represents less than $0.005 per share.


                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                CLASS A
                                                    ---------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------
                                                      2002        2001           2000          1999           1998
                                                    -------     -------        -------       -------        -------
Net Asset Value, Beginning of Year ..............   $ 11.96     $ 13.08        $ 12.01       $ 10.34        $ 15.50
                                                    -------     -------        -------       -------        -------
Income from Investment Operations:
  Net Investment Income (Loss) ..................     (0.05)      (0.03)          0.08          0.07           0.10
 Net Gain (Loss) on Investments
(both Realized and Unrealized) ..................      0.86       (1.09)          0.99          1.65          (5.09)
                                                    -------     -------        -------       -------        -------
Total from Investment Operations ................      0.81       (1.12)          1.07          1.72          (4.99)
                                                    -------     -------        -------       -------        -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ..........        --          --             --         (0.01)         (0.15)
 Net Distributions from Capital Gains ...........        --          --             --            --          (0.02)
 Tax Return of Capital ..........................        --          --             --         (0.04)            --
                                                    -------     -------        -------       -------        -------
Total Dividends and  Distributions ..............        --          --             --         (0.05)         (0.17)
                                                    -------     -------        -------       -------        -------
Net Asset Value, End of Year ....................   $ 12.77     $ 11.96        $ 13.08       $ 12.01        $ 10.34
                                                    =======     =======        =======       =======        =======
Total Return (a) ................................      6.77%      (8.56)%         8.91%        16.64%        (32.25)%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ...................   $39,106     $49,244        $13,581       $17,757        $22,969
Ratio of Gross Expenses to Average Net Assets ...      2.64%       2.76%          2.52%         2.89%          2.11%
Ratio of Net Expenses  to Average Net  Assets (d)      2.61%       2.58%(b)       2.00%(b)      2.00%(b)       2.00%(b)
Ratio of Net Investment Income (Loss) to
  Average Net Assets ............................     (0.31)%     (0.51)%(c)      0.49%(c)      0.49%(c)       0.58%
Portfolio Turnover Rate .........................       177%        265%            92%          195%           168%

                                                                          CLASS B
                                                    --------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------
                                                     2002      2001         2000         1999          1998
                                                    ------    ------       ------       ------       -------
Net Asset Value, Beginning of Year ..............   $11.80    $12.98       $12.00       $10.37       $ 15.60
                                                    ------    ------       ------       ------       -------
Income from Investment Operations:
  Net Investment Income (Loss) ..................    (0.14)    (0.16)       (0.02)       (0.03)         0.01
 Net Gain (Loss) on Investments
(both Realized and Unrealized) ..................     0.84     (1.02)        1.00         1.66         (5.08)
                                                    ------    ------       ------       ------       -------
Total from Investment Operations ................     0.70     (1.18)        0.98         1.63         (5.07)
                                                    ------    ------       ------       ------       -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ..........       --        --           --           --         (0.14)
 Net Distributions from Capital Gains ...........       --        --           --           --         (0.02)
 Tax Return of Capital ..........................       --        --           --           --            --
                                                    ------    ------       ------       ------       -------
Total Dividends and  Distributions ..............       --        --           --           --         (0.16)
                                                    ------    ------       ------       ------       -------
Net Asset Value, End of Year ....................   $12.50    $11.80       $12.98       $12.00       $ 10.37
                                                    ======    ======       ======       ======       =======
Total Return (a) ................................     5.93%    (9.09)%       8.17%       15.72%       (32.55)%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ...................   $2,864    $2,669       $3,438       $5,029       $ 5,580
Ratio of Gross Expenses to Average Net Assets ...     3.55%     3.32%        3.35%        3.79%         2.81%
Ratio of Net Expenses  to Average Net  Assets (d)     3.52%     3.08%(b)     2.75%(b)     2.71%(b)      2.50%(b)
Ratio of Net Investment Income (Loss) to
  Average Net Assets ............................    (1.17)%   (1.01)%(c)   (0.23)%(c)   (0.23)%(c)     0.12%
Portfolio Turnover Rate .........................      177%      265%          92%         195%          168%

                                                                           CLASS C
                                                    --------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------
                                                     2002      2001         2000         1999          1998
                                                    ------    ------       ------       ------       -------
Net Asset Value, Beginning of Year ..............   $11.87    $13.01       $12.04       $10.40       $ 15.64
                                                    ------    ------       ------       ------       -------
Income from Investment Operations:
  Net Investment Income (Loss) ..................    (0.19)    (0.14)       (0.02)       (0.03)         0.01
 Net Gain (Loss) on Investments
(both Realized and Unrealized) ..................     0.87     (1.00)        0.99         1.67         (5.09)
                                                    ------    ------       ------       ------       -------
Total from Investment Operations ................     0.68     (1.14)        0.97         1.64         (5.08)
                                                    ------    ------       ------       ------       -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ..........       --        --           --           --         (0.14)
 Net Distributions from Capital Gains ...........       --        --           --           --         (0.02)
 Tax Return of Capital ..........................       --        --           --           --            --
                                                    ------    ------       ------       ------       -------
Total Dividends and  Distributions ..............       --        --           --           --         (0.16)
                                                    ------    ------       ------       ------       -------
Net Asset Value, End of Year ....................   $12.55    $11.87       $13.01       $12.04       $ 10.40
                                                    ======    ======       ======       ======       =======
Total Return (a) ................................     5.73%    (8.83)%       8.06%       15.77%       (32.53)%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ...................   $2,202    $2,066       $2,697       $3,223       $ 4,011
Ratio of Gross Expenses to Average Net Assets ...     3.72%     3.20%        3.82%        4.15%         3.00%
Ratio of Net Expenses  to Average Net  Assets (d)     3.70%     3.08%(b)     2.75%(b)     2.71%(b)      2.50%(b)
Ratio of Net Investment Income (Loss) to
  Average Net Assets ............................    (1.36)%   (0.73)%(c)   (0.23)%(c)   (0.22)%(c)     0.11%
Portfolio Turnover Rate .........................      177%      265%          92%         195%          168%

---------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.08%, 0.43% and 0.84%, respectively; Class B 0.12%, 0.51% and 1.03%, respectively; and Class C 0.00%, 0.98% and 1.39%, respectively.

(d)  Net of interest expense.


                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                                                              CLASS A
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                   2002          2001          2000          1999          1998
                                                                 --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year ...........................   $   5.36      $   4.45      $   5.73      $   6.59      $   7.54
                                                                 --------      --------      --------      --------      --------
Income from Investment Operations:
 Net Investment Income (Loss) ................................      (0.01)         0.01          0.00(d)       0.03          0.06
 Net Gain (Loss) on Investments (both Realized and Unrealized)       4.86          0.91         (1.27)        (0.84)        (0.95)
                                                                 --------      --------      --------      --------      --------
Total from Investment Operations .............................       4.85          0.92         (1.27)        (0.81)        (0.89)
                                                                 --------      --------      --------      --------      --------
Less Dividends and Distributions
  Dividends from Net Investment Income .......................         --         (0.01)           --         (0.05)        (0.06)
  Distributions from Capital Gains ...........................      (1.91)           --            --            --            --
  Tax Return of Capital ......................................         --            --         (0.01)           --            --
                                                                 --------      --------      --------      --------      --------
Total Dividends and Distributions ............................         --         (0.01)        (0.01)        (0.05)        (0.06)
                                                                 --------      --------      --------      --------      --------
Net Asset Value, End of Year .................................   $   8.30      $   5.36      $   4.45      $   5.73      $   6.59
                                                                 ========      ========      ========      ========      ========
Total Return (a) .............................................      90.48%        20.74%       (22.18)%      (12.37)%      (11.87)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000) ................................   $204,468      $121,767      $116,513      $169,045      $238,639
Ratio of Gross Expenses to Average Net Assets ................       2.02%         2.25%         2.30%         2.09%         1.78%
Ratio of Net Expenses to Average Net Assets ..................       1.96%(b)      2.17%(b)      2.17%(b)      2.08%(b)      1.76%
Ratio of Net Investment Income to Average Net Assets .........      (0.14)%        0.09%(c)      0.08%(c)      0.46%(c)      0.99%
Portfolio Turnover Rate ......................................        720%          109%           65%           95%           87%

---------------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Net of interest expense.

(c) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement, for each of the years, are 0.00%, 0.02% and 0.01%, respectively.

(d)  Amount represents less than $0.01 per share.


                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                     CLASS A
                                                       ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------
                                                         2002          2001           2000        1999        1998
                                                       -------       -------        -------     -------     -------
Net Asset Value, Beginning of Year .................   $  1.00       $  1.00        $  1.00     $  1.00     $  1.00
                                                       -------       -------        -------     -------     -------
Income from Investment Operations:
  Net Investment Income ............................      0.00(d)       0.02           0.05        0.03        0.04
Less Distributions to Shareholders:
  Dividends from Net Investment Income .............      0.00(d)      (0.02)         (0.05)      (0.03)      (0.04)
                                                       -------       -------        -------     -------     -------
Net Asset Value, End of Year .......................   $  1.00       $  1.00        $  1.00     $  1.00     $  1.00
                                                       =======       =======        =======     =======     =======
Total Return (a) ...................................      0.43%         2.21%          4.77%       3.43%       3.88%
RATIOS/SUPPLEMENTARY DATA
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000) ......................   $47,511       $46,069        $73,797     $97,443     $47,222
Ratio of Gross Expenses to Average Net Assets ......      1.35%         1.23%          1.10%       1.15%       1.20%
Ratio of Net Expenses to Average Net Assets ........      1.15%(b)      1.21%(b)         --          --          --
Ratio of Net Investment Income to Average Net Assets      0.48%(c)      2.71%(c)       4.80%c)     3.68%       3.89%

---------------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  After expenses reduced by an Advisory fee waiver arrangement.

(c) For the years ended December 31, 2002 and 2001, the net effect of the Advisory expense reimbursement arrangement is 0.20% and 0.02%, respectively.

(d)  Amount represents less than $0.01 per share.


                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of five portfolios: Asia Dynasty Fund, Emerging Markets Fund (formerly Global Leaders Fund), Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund collectively (the "Funds"). The Troika Dialog Fund was closed on October 30, 2002. Effective on December 18, 2002, the Board of Trustees approved a change in the investment strategy of the Global Leaders Fund, and renamed the fund the Emerging Markets Fund. Asia Dynasty Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund are classified as non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if Asia Dynasty Fund, Emerging Markets Fund and International Investors Gold Fund determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Short-term obligations are valued at amortized cost, which, with accrued interest, approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation or depreciation attributable to for eigncurrency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Interest income is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

     For the Emerging Markets Fund, Global Hard Assets Fund, and Asia Dynasty Fund, income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.

F. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

     The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     options if there are unanticipated movements in the underlying currencies. At December 31, 2002 there were no written options outstanding.

G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. The Global Hard Assets Fund did not have any short sales at December 31, 2002.

     Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

H. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. At December 31,2002 there were no futures outstanding.

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

     Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2002, there were no structured notes outstanding.

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services for each of the Funds. The Asia Dynasty Fund and Emerging Markets Fund each pay the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1% of the first $500 million of average daily net assets of the Fund, 0.65 of 1% of the next $250 million of average daily net assets and 0.50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of
0.50 of 1% of the first $500 million of average daily net assets, 0.40 of 1% of the next $250 million of average daily net assets and 0.375 of 1% of average daily net assets in excess of $750 million.

In accordance with the advisory agreement, the Funds paid Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts for the year ended December 31, 2002: $19,245 Asia Dynasty Fund, $16,568 Emerging Markets Fund, $62,241 Global Hard Assets Fund, $188,042 International Investors Gold Fund and $68,287 U.S. Government Money Fund.

For the year ended December 31, 2002, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares for the Emerging Markets Fund. Expenses were reduced by $126,102 under this agreement. When necessary, the Adviser has agreed to waive a portion of the advisory fee for the U.S. Government Money Fund in order to preserve a positive daily yield and avoid a net operating loss. Expenses were reduced by $78,322 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% per year of the average daily net assets for Asia Dynasty Fund and Emerging Markets Fund, or at the rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

For the year ended December 31, 2002, Van Eck Securities Corporation (the "Distributor"), an affiliate of the Adviser, received $879,851 in sales loads of which $743,087 was reallowed to broker/dealers.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 3--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2002 is $10,650,733, $11,999,702, $41,863,504
and $139,921,103 for the Asia Dynasty Fund, Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of December 31, 2002, gross unrealized appreciation and depreciation of investments were on a tax basis as follows:

                                                                        NET
                                         GROSS          GROSS       UNREALIZED
                                      UNREALIZED     UNREALIZED    APPRECIATION
FUND                                 APPRECIATION   DEPRECIATION  (DEPRECIATION)
----                                 ------------   ------------   ------------
Asia Dynasty Fund ................   $  2,005,715   $  1,818,262   $    187,453
Emerging Markets Fund ............         79,682        372,429       (292,747)
Global Hard Assets Fund ..........      6,259,572      4,589,658      1,669,914
International Investors Gold Fund      67,406,192      1,744,519     65,661,673

At December 31, 2002, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

                                                    ACCUMULATED
                                     UNDISTRIBUTED     CAPITAL      UNREALIZED
                                        ORDINARY      AND OTHER    APPRECIATION
FUND                                     INCOME        LOSSES     (DEPRECIATION)
----                                   ---------    ------------   ------------
Asia Dynasty Fund ..................          --     (6,603,121)       179,260
Emerging Markets Fund ..............          --     (5,932,258)      (331,190)
Global Hard Assets Fund ............          --    (41,343,888)     1,808,405
International Investors Gold Fund ..   5,758,534             --     65,661,525
U.S. Government Money Fund .........      12,394        (71,717)            --

The tax character of distributions paid to shareholders during the years ended December 31, 2002 and December 31, 2001, for each Fund, were as follows:

                          ASIA DYNASTY FUND           GLOBAL HARD ASSETS FUND
                     ----------------------------   ---------------------------
                     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                         2002            2001           2002           2001
                     ------------    ------------   ------------   ------------
Ordinary Income*     $        --     $        --    $        --    $        --
Long Term
  Capital Gains               --              --             --             --

                           EMERGING MARKETS           INTERNATIONAL INVESTORS
                                 FUND                        GOLD FUND
                     ----------------------------   ---------------------------
                     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                         2002            2001           2002           2001
                     ------------    ------------   ------------   ------------
Ordinary Income*     $         --    $        628   $ 10,897,992   $    201,982
Long Term
  Capital Gains                --         128,763     28,380,405             --

                      U.S. GOVERNMENT MONEY FUND
                     ----------------------------
                     DECEMBER 31,    DECEMBER 31,
                         2002            2001
                     ------------    ------------
Ordinary Income*     $    212,116    $  1,423,638
Long Term
  Capital Gains                --              --

* Includes Short Term Capital Gains

Net capital and net currency losses incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2002, the Funds' intend to defer to January 1, 2003 for U.S. federal income tax purposes post-October capital and net currency losses, for each Fund, were in the amounts as follows:

                                                      POST- OCTOBER CAPITAL
FUND                                                 AND NET CURRENCY LOSSES
                                                 -------------------------------
                                                 ORDINARY INCOME   CAPITAL GAINS
                                                 ---------------   -------------
Asia Dynasty Fund ............................      $    4,666       $  424,795
Emerging Markets Fund ........................              --        1,299,685
Global Hard Assets Fund ......................           3,295          173,011
International Investors Gold Fund ............              --               --
U.S. Government Money Fund ...................              --                3

At December 31, 2002 the Funds had the following capital loss carry forward available to offset capital gains in the amounts as follows:

                                                      EXPIRING IN THE YEAR ENDED
FUND                                                         DECEMBER 31,
                                                      --------------------------
Asia Dynasty Fund ........................     2009            $ 5,347,503
                                               2010                826,157
                                                                ----------
                                              TOTAL            $ 6,173,660
                                                                ==========

Emerging Markets Fund ....................     2009            $ 2,886,034
                                               2010              1,746,539
                                                                ----------
                                              TOTAL            $ 4,632,573
                                                                ==========

Global Hard Assets Fund ..................     2004            $   934,619
                                               2005             13,306,791
                                               2006             18,829,076
                                               2007              7,346,169
                                               2009                750,927
                                                                ----------
                                              TOTAL            $41,167,582
                                                                ==========

U.S. Government Money Fund ...............     2007            $     9,832
                                               2008                 45,945
                                               2009                 14,730
                                               2010                  1,207
                                                                ----------
                                              TOTAL            $    71,714
                                                                ==========

For Global Hard Assets Fund, $13,684,792 of the capital loss carry forward is subject to an annual limitation of $841,231 under tax rules. Included in the amount is $27,085,724 of capital loss carry forward related to the acquisition of Natural Resources Fund on June 22, 2001.

During the year ended December 31, 2002, as a result of permanent book to tax differences, the Funds' incurred differences that affected undistributed net investment income (loss), accumulated net realized income (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by these reclassifications.

                                         INCREASE         INCREASE     INCREASE
                                     OVERDISTRIBUTED/    (DECREASE)   (DECREASE)
                                     UNDERDISTRIBUTED   ACCUMULATED   AGGREGATE
                                      NET INVESTMENT      REALIZED     PAID IN
FUND                                   INCOME (LOSS)    GAIN (LOSS)    CAPITAL
-----                                ----------------   -----------   ----------
Asia Dynasty Fund ..................     $ 308,469       $  49,425    $(357,894)
Emerging Markets Fund ..............        38,878         (19,957)     (18,921)
Global Hard Assets Fund ............       189,580          56,273     (245,853)
International Investors Gold Fund ..       312,508        (312,508)          --
U.S. Government Money Fund .........            --              --           --

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 4--INVESTMENTS--Purchases and sales of investment securities for the year ended December 31, 2002, other than short-term obligations, were as follows:

                                                                     PROCEEDS
                                                  COST OF              FROM
                                                 INVESTMENT         INVESTMENT
                                                 SECURITIES         SECURITIES
                                                  PURCHASED            SOLD
                                               --------------     --------------
Asia Dynasty Fund ........................     $   15,003,369     $   18,693,280
Emerging Markets Fund ....................         14,496,634         18,228,441
Global Hard Assets Fund ..................         78,931,282         90,455,478
International Investors Gold Fund ........      1,229,736,460      1,248,027,074

NOTE 5--12B-1 PLANS OF DISTRIBUTION--Pursuant to Rule 12b-1 Plans of Distribution (the "Plans"), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor Van Eck Securities Corporation (the "Distributor"), for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations").

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2002 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 2002, were as follows:

Asia Dynasty Fund--Class A ........................................   $1,429,175
Asia Dynasty Fund--Class B ........................................    1,519,423
Emerging Markets Fund--Class A ....................................    1,090,289
Global Hard Assets Fund--Class A ..................................    1,139,641
Global Hard Assets Fund--Class B ..................................      126,767
Global Hard Assets Fund--Class C ..................................      344,907

NOTE 6--SHAREHOLDER TRANSACTIONS--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                                       ASIA DYNASTY FUND
                                              ---------------------------------
                                               YEAR ENDED            YEAR ENDED
                                              DECEMBER 31,          DECEMBER 31,
                                                  2002                  2001
                                              -----------           -----------
CLASS A
Shares sold ........................            1,934,349            10,888,328
Shares reacquired ..................           (2,144,809)          (11,110,471)
                                              -----------           -----------
Net decrease .......................             (210,460)             (222,143)
                                              ===========           ===========
CLASS B
Shares sold ........................               23,970                67,494
Shares reacquired ..................             (336,915)             (392,572)
                                              -----------           -----------
Net decrease .......................             (312,945)             (325,078)
                                              ===========           ===========

                                                      EMERGING MARKETS FUND
                                                 -------------------------------
                                                  YEAR ENDED         YEAR ENDED
                                                 DECEMBER 31,       DECEMBER 31,
                                                     2002               2001
                                                 ------------       ------------
CLASS A
Shares sold ............................            467,954            103,337
Shares reinvested ......................                 --             16,369
Shares reacquired ......................           (506,310)          (776,295)
                                                   --------           --------
Net decrease ...........................            (38,356)          (656,589)
                                                   ========           ========
CLASS B*
Shares sold ............................              1,709             17,810
Shares reinvested ......................                 --              3,146
Shares reacquired ......................           (384,775)          (189,110)
                                                   --------           --------
Net decrease ...........................           (383,066)          (168,154)
                                                   ========           ========

* Class B liquidated on October 9, 2002.

                                                     GLOBAL HARD ASSETS FUND
                                                 -------------------------------
                                                  YEAR ENDED         YEAR ENDED
                                                 DECEMBER 31,       DECEMBER 31,
                                                     2002               2001
                                                 -----------        -----------
CLASS A
Shares sold ..............................         8,906,041          8,321,822
Shares issued in connection
  with a merger (Note 10) ................                --          2,026,452
Shares reacquired ........................        (9,963,846)        (7,267,634)
                                                  ----------         ----------
Net increase (decrease) ..................        (1,057,805)         3,080,640
                                                  ==========         ==========
CLASS B
Shares sold ..............................            62,780             27,297
Shares reacquired ........................           (59,841)           (66,111)
                                                  ----------         ----------
Net increase (decrease) ..................             2,939            (38,814)
                                                  ==========         ==========
CLASS C
Shares sold ..............................            62,656              2,969
Shares reacquired ........................           (61,294)           (36,128)
                                                  ----------         ----------
Net increase (decrease) ..................             1,362            (33,159)
                                                  ==========         ==========

                                              INTERNATIONAL INVESTORS GOLD FUND
                                              ---------------------------------
                                               YEAR ENDED           YEAR ENDED
                                              DECEMBER 31,         DECEMBER 31,
                                                  2002                 2001
                                              ------------         ------------
CLASS A
Shares sold ..........................         246,092,394          486,928,513
Shares reinvested ....................           3,590,771               37,984
Shares reacquired ....................        (247,772,637)        (490,416,214)
                                              ------------         ------------
Net increase (decrease) ..............           1,910,528           (3,449,717)
                                              ============         ============

                                                U.S. GOVERNMENT MONEY FUND
                                           ------------------------------------
                                             YEAR ENDED            YEAR ENDED
                                            DECEMBER 31,          DECEMBER 31,
                                                2002                  2001
                                           --------------        --------------
CLASS A
Shares sold ........................        2,085,538,597         2,492,584,861
Shares reinvested ..................              106,547               646,409
Shares reacquired ..................       (2,084,174,651)       (2,520,943,848)
                                           --------------        --------------
Net increase (decrease) ............            1,470,493           (27,712,578)
                                           ==============        ==============

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2002, the following forward foreign currency contracts were outstanding:

                                                                   UNREALIZED
                                        CONTRACT      CURRENT     APPRECIATION
CONTRACTS                                AMOUNT        VALUE     (DEPRECIATION)
---------                              ----------   ----------   --------------
ASIA DYNASTY FUND:
Forward Foreign Currency
  Buy Contract:
IDR 489,823,846 expiring
  1/06/03 ........................     $   54,244   $   55,223     $      979
EMERGING MARKETS FUND:
Forward Foreign Currency
  Buy Contracts:
GBP 128,368 expiring
  1/02/03 ........................     $  205,362   $  206,704     $    1,342
HKD 923,638 expiring
  1/02/03-1/03/03 ................        118,443      118,438             (5)
IDR 1,598,535,084 expiring
  1/06/03 ........................        180,218      180,218             --
THB 3,938,972 expiring
  1/02/03 ........................         91,711       91,328           (383)
ZAR 10,120,004 expiring
  1/02/03-1/07/03 ................      1,157,807    1,179,418         21,611
                                                                   ----------
                                                                   $   22,565
                                                                   ==========

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has a Deferred Compensation Plan (the "Plan") for its Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of corresponding assets at fair market value for financial statement purposes.

As of December 31, 2002, the total fair market value of the liability portion of the Plan is as follows:

Asia Dynasty Fund--$12,463, Emerging Markets Fund--$12,106, Global Hard Assets Fund--$36,554, International Investors Gold Fund--$91,375 and U.S. Government Money Fund--$41,088.

NOTE 9--RESTRICTED SECURITIES--The following securities are restricted as to sale and are deemed to be illiquid:

                                                                      PERCENT OF
                                      DATE                            NET ASSETS
                                    ACQUIRED      COST     VALUE AT    12/31/02
                                    --------    --------   --------   ----------
ASIA DYNASTY FUND
Lippo Bank
  Certificates                       7/06/99          --         --        --
GLOBAL HARD ASSETS FUND
Khanty-Mansiysk Oil Co.              1/31/97    $549,995   $839,500       1.9%

NOTE 10--FUND MERGER--As of the close of business on June 22, 2001, the Global Hard Assets Fund acquired all the net assets of Natural Resources Fund pursuant to a plan of reorganization approved by the Natural Resources Fund shareholders on June 8, 2001. The acquisition was accomplished by a tax-free exchange of 2,026,452 shares of Global Hard Assets Fund--Class A Shares (valued at $25,334,135). The 10,181,181 shares of Natural Resources Fund's net assets at that date, $25,334,135, including $1,422,570 of unrealized appreciation, were combined with those of the Global Hard Assets Fund. The aggregate net assets of Global Hard Assets Fund and Natural Resources Fund before the acquisition were $16,791,047 and $25,334,135, respectively.

NOTE 11--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 12--EQUITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At December 31, 2002, the following swap was outstanding (stated in U.S. dollars):

GLOBAL HARD ASSETS FUND

UNDERLYING                    NUMBER OF    NOTIONAL   TERMINATION    UNREALIZED
SECURITY                       SHARES       AMOUNT        DATE      APPRECIATION
----------                    ---------    --------   -----------   ------------
Gazprom Oil Co.                239,200      $38,990       Open        $143,280

NOTE 13--COMMODITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unan-

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

ticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2002, there were no outstanding commodity swaps.

NOTE 14--BANK LINE OF CREDIT--The Trust participates with other funds managed by Van Eck Associates Corporation in a $45 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2002, the Funds made the following borrowings:

                                               AVERAGE AMOUNT   AVERAGE INTEREST
FUND                                              BORROWED            RATE
----                                           --------------   ----------------
Asia Dynasty Fund ...........................    $  211,854           2.32%
Emerging Markets Fund .......................        42,559           2.24
Global Hard Assets Fund .....................       401,486           2.45
International Investors Gold Fund ...........     4,057,125           2.34
U.S. Government Money Fund ..................           986           2.54

At December 31, 2002 the Funds' outstanding borrowings under the line of credit were as follows:

                                                         AMOUNT        INTEREST
FUND                                                    BORROWED         RATE
-----                                                  ----------      ---------
Asia Dynasty Fund .............................                --            --
Emerging Markets Fund .........................                --            --
Global Hard Assets Fund .......................                --            --
International Investors Gold Fund .............        $8,192,796        1.9125%
U.S. Government Money Fund ....................                --            --

                   VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS: 94.9%
AUTO & TRANSPORTATION: 6.8%
        8,500   American Axle & Manufacturing
                  Holdings, Inc.+                                    $   199,070
       19,000   ArvinMeritor, Inc.                                       316,730
       18,600   CSX Corp.                                                526,566
       30,600   Delphi Corp.                                             246,330
                                                                     -----------
                                                                       1,288,696
                                                                     -----------
CONSUMER DISCRETIONARY: 11.7%
        6,900   Action Performance Companies, Inc. 131,100
       66,450   BearingPoint, Inc.+                                      458,505
        3,000   Black & Decker Corp.                                     128,670
        2,500   Dress Barn, Inc.+                                         33,250
       16,600   General Motors Corp. (Class H)+                          177,620
       21,800   Limited Brands                                           303,674
       12,700   Mattel, Inc.                                             243,205
       14,400   May Department Stores Co.                                330,912
       12,000   Maytag Corp.                                             342,000
        3,500   Sears, Roebuck & Co.                                      83,825
                                                                     -----------
                                                                       2,232,761
                                                                     -----------
CONSUMER STAPLES: 5.5%
        6,000   Boston Beer Company, Inc.+                                85,800
       15,400   Campbell Soup Co.                                        361,438
       16,900   Interstate Bakeries Corp.                                257,725
       14,400   Lance, Inc.                                              170,482
        8,200   Loews Corp. - Carolina Group                             166,214
                                                                     -----------
                                                                       1,041,659
                                                                     -----------
ENERGY: 7.0%
       43,400   El Paso Corp.                                            302,064
      118,300   Reliant Resources, Inc.+                                 378,560
       75,800   Torch Offshore, Inc.+                                    413,110
       84,900   Williams Cos,. Inc.                                      229,230
                                                                     -----------
                                                                       1,322,964
                                                                     -----------
FINANCIAL SERVICES: 15.9%
       34,740   Annuity & Life Re (Holdings), Inc.                        80,597
       40,200   AON Corp.                                                759,378
        4,900   CIGNA Corp.                                              201,488
       23,800   CIT Group, Inc.                                          466,480
       15,800   Concord EFS, Inc.+                                       248,692
       22,600   Max Re Capital Ltd.                                      249,052
       50,500   Phoenix Companies, Inc.                                  383,800
       36,900   UnumProvident Corp.                                      647,226
                                                                     -----------
                                                                       3,036,713
                                                                     -----------
HEALTHCARE: 9.4%
       97,200   Elan Corp. (Sponsored ADR)+                              239,112
      274,600   Genelabs Technologies, Inc.+                             466,545
       15,300   Regeneron Pharmaceuticals, Inc.+                         283,203
       11,000   St. Jude Medical, Inc.+                                  436,920
       13,000   Watson Pharmaceuticals, Inc.+                            367,510
                                                                     -----------
                                                                       1,793,290
                                                                     -----------
INTEGRATED OIL: 3.5%
        6,800   Kerr-McGee Corp.                                         301,240
       12,175   Unocal Corp                                              372,312
                                                                     -----------
                                                                         673,552
                                                                     -----------

NO. OF SHARES   SECURITIES (A)                                    VALUE (NOTE 1)
--------------------------------------------------------------------------------
MATERIALS & PROCESSING: 8.8%
       13,100   Alcan, Inc.                                          $   386,712
       17,400   Archer-Daniels-Midland Co.                               215,760
        3,600   Ferro Corp.                                               87,948
       20,500   IMC Global, Inc.                                         218,735
       21,200   Lyondell Chemical Co.                                    267,968
       11,300   Monsanto Co.                                             217,525
       21,700   United States Steel Corp.                                284,704
                                                                     -----------
                                                                       1,679,352
                                                                     -----------
OTHER: 0.5%
        2,000   Textron, Inc.                                             85,980
                                                                     -----------
PRODUCER DURABLES: 5.9%
        6,800   Cooper Industries, Inc.                                  247,860
        4,900   Ingersoll-Rand Co. (Class A)                             210,994
       14,700   Pentair, Inc.                                            507,885
        7,900   Thermo Electron Corp.+                                   158,948
                                                                     -----------
                                                                       1,125,687
                                                                     -----------
TECHNOLOGY: 13.9%
       14,400   Adobe Systems, Inc.                                      358,704
       14,000   Avnet, Inc.+                                             151,620
       95,400   Brocade Communications Systems, Inc.+                    394,956
       38,700   Celestica, Inc.+                                         545,670
        9,400   EDO Corp.                                                195,332
       25,400   Harris Corp.                                             668,020
        5,300   Intersil Corp. (Class A)+                                 73,882
       24,200   Seagate Technology+                                      259,666
                                                                     -----------
                                                                       2,647,850
                                                                     -----------
UTILITIES: 6.0%
       10,972   Cablevision Systems Corp.--
                  Rainbow Media Group+                                   183,671
        9,300   Constellation Energy Group, Inc.                         258,726
        3,600   DTE Energy Co.                                           167,040
       77,000   Level 3 Communications , Inc.+                           377,300
        4,700   PPL Corp.                                                162,996
                                                                     -----------
                                                                       1,149,733
                                                                     -----------
TOTAL COMMON STOCKS (Cost: $22,517,693)                               18,078,237
                                                                     -----------
PREFERRED STOCK: 1.9%
TECHNOLOGY: 1.9%
        6,700   Raytheon Co. Conv. Pfd 8.25% 5/15/04
TOTAL PREFERRED STOCK (Cost: $339,143)                                   365,820
                                                                     -----------
TOTAL INVESTMENTS: 96.8%
(Cost: $22,856,836)                                                   18,444,057
OTHER ASSETS LESS LIABILITIES: 3.2%                                      614,047
                                                                     -----------
NET ASSETS: 100%                                                     $19,058,104
                                                                     ===========

---------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

+    Non-income producing

GLOSSARY
 ADR - American Depositary Receipt


                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:
Investments, at value (cost $22,856,836) (Note 1) ............     $ 18,444,057
Cash .........................................................          876,503
Receivables:
  Securites sold .............................................          351,822
  Dividends and interest .....................................           21,041
  Capital shares sold ........................................            3,965
  Other assets ...............................................           11,885
                                                                   ------------
    Total assets .............................................       19,709,273
                                                                   ------------
LIABILITIES:
Payables:
  Securities purchased .......................................          525,128
  Capital shares redeemed ....................................           78,103
  Due to Adviser (Note 2) ....................................            3,637
  Due to Directors (Note 5) ..................................            3,879
  Due to Distributor (Note 2) ................................            9,278
  Accounts payable ...........................................           31,144
                                                                   ------------
  Total liabilities ..........................................          651,169
                                                                   ------------
Net Assets ...................................................     $ 19,058,104
                                                                   ============
Shares outstanding ...........................................        1,493,741
                                                                   ============
Net asset value, redemption and offering price per share .....     $      12.76
                                                                   ============
Maximum offering price per share .............................     $      13.54
                                                                   ============
Net assets consist of:
  Aggregate paid in capital ..................................     $ 48,609,743
  Unrealized depreciation of investments .....................       (4,412,779)
  Accumulated net investment loss ............................          (10,387)
  Accumulated realized loss ..................................      (25,128,473)
                                                                   ------------
                                                                   $ 19,058,104
                                                                   ============


                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND*
STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INCOME (NOTE 1):
Dividends ....................................................................                 $   199,648
Interest .....................................................................                      69,643
Foreign taxes withheld .......................................................                        (295)
                                                                                               -----------
  Total income ...............................................................                     268,996
EXPENSES:
Advisory (Note 2) ............................................................   $   109,427
Administration (Note 2) ......................................................        82,667
Distribution (Note 2) ........................................................       106,482
Directors' fees and expenses (Note 5) ........................................         3,893
Professional .................................................................       164,009
Transfer agent ...............................................................        92,615
Shareholder reports ..........................................................        29,432
Registration .................................................................        29,170
Custodian ....................................................................         6,446
Other ........................................................................        27,727
                                                                                 -----------
Total expenses ...............................................................       651,868
Expenses assumed by the Adviser (Note 2) .....................................      (273,229)
                                                                                 -----------
Net expenses .................................................................                     378,639
                                                                                               -----------
Net investment loss ..........................................................                    (109,643)
                                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from investments ...............................................                  (9,483,167)
Change in unrealized depreciation of investments .............................                   1,729,433
                                                                                               -----------
Net realized and unrealized loss on investments ..............................                  (7,753,734)
                                                                                               -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................                 $(7,863,377)
                                                                                               ===========

* Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002.


                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED      YEAR ENDED
                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                         2002*          2001**
                                                                                     ------------    ------------
DECREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss ............................................................   $   (109,643)   $   (148,414)
  Realized loss from security transactions .......................................     (9,483,167)     (1,584,719)
  Change in unrealized depreciation of investments ...............................      1,729,433      (7,858,682)
                                                                                     ------------    ------------
  Net decrease in net assets resulting from operations ...........................     (7,863,377)     (9,591,815)
                                                                                     ------------    ------------
CAPITAL SHARE TRANSACTIONS:*
  Proceeds from sale of shares ...................................................      3,073,095       1,440,092
Shares issues in connection with a merger (Note 6) ...............................     10,303,370              --
Cost of shares reacquired ........................................................    (40,851,279)     (6,542,711)
                                                                                     ------------    ------------
Decrease in net assets resulting from capital share transactions .................    (27,474,814)     (5,102,619)
                                                                                     ------------    ------------
    Total decrease in net assets .................................................    (35,338,191)    (14,694,434)
NET ASSETS:
Beginning of year ................................................................     54,396,295      69,090,729
                                                                                     ------------    ------------
End of year ......................................................................   $ 19,058,104    $ 54,396,295
                                                                                     ============    ============
Accumulated net investment loss ..................................................   $    (10,387)   $     (5,398)
                                                                                     ============    ============
*SHARES OF COMMON STOCK ISSUED (800,000,000 SHARES AUTHORIZED OF $0.001 PAR VALUE)
  Shares sold ....................................................................        179,032          77,371
  Shares issues in connection with a merger (Note 6) .............................        642,758              --
  Shares reacquired ..............................................................     (2,326,174)       (343,536)
                                                                                     ------------    ------------
  Net decrease ...................................................................     (1,504,384)       (266,165)
                                                                                     ============    ============

* Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002.

** Represents the operations of the Van Eck Funds I, Inc. Mid Cap Fund (formerly Van Eck/Chubb Growth & Income Fund) for the year ended December 31, 2001.


                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year:

                                                              YEAR ENDED DECEMBER 31,*
                                              -------------------------------------------------------
                                              2002(D)       2001        2000        1999        1998
                                              -------     -------     -------     -------     -------
Net Asset Value, Beginning of Year ........   $ 18.14     $ 21.17     $ 27.73     $ 23.96     $ 24.56
                                              -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ............     (0.08)      (0.05)      (0.12)      (0.03)       0.11
  Net Realized and Unrealized Gain (Loss)
    on Investments ........................     (5.30)      (2.98)      (5.38)       7.08       (0.16)
                                              -------     -------     -------     -------     -------
Total from Investment Operations ..........     (5.38)      (3.03)      (5.50)       7.05       (0.05)
                                              -------     -------     -------     -------     -------
LESS DISTRIBUTIONS AND DISTRIBUTIONS
  Dividends from Net Investment Income ....        --          --          --          --       (0.11)
  Distributions from Realized Capital Gains        --          --       (1.06)      (3.28)      (0.44)
                                              -------     -------     -------     -------     -------
  Total Dividends and Distributions .......        --          --       (1.06)      (3.28)      (0.55)
                                              -------     -------     -------     -------     -------
Net Asset Value, End of Year ..............   $ 12.76     $ 18.14     $ 21.17     $ 27.73     $ 23.96
                                              =======     =======     =======     =======     =======
Total Return (a) ..........................    (29.66)%    (14.31)%    (19.83)%     29.42%      (0.18)%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000's) ...........   $19,058     $54,396     $69,091     $94,840     $67,478
Ratio of Gross Expenses to Average
  Net Assets (b) ..........................      3.07%       1.44%       1.38%       1.50%       1.57%
Ratio of Net Expenses to Average Net Assets      1.79%       1.35%       1.35%       1.32%       1.25%
Ratio of Net Investment Income (Loss)
  to Average Net Assets (c) ...............     (0.52)%     (0.25)%     (0.46)%     (0.16)%      0.44%
Portfolio Turnover Rate ...................       335%         63%        125%        134%         43%

---------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Had fees not been waived and expenses not been assumed.

(c)  Ratios would have been (1.80%),(0.34%), (0.49%), (0.34%), and 0.12% , respectively, had the Adviser not waived fees and had expenses not been assumed.

(d) Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 names Van Eck Associates Corporation as the Adviser to the Fund. At this time John A. Levin & Co. Inc. was named sub-adviser to the Fund.

* The financial highlights table for the four years preceeding 2002 is that of Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth and Income Fund). See Note 1 for details. The investment returns prior to January 1, 2002 of the Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund) were reflective of the previous investment adviser.


                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--At a meeting of Directors held on December 11, 2001, the Board approved the name change of the Van Eck / Chubb Funds, Inc. to Van Eck Funds I, Inc. effective January 1, 2002. At a shareholder meeting held on June 6, 2002, approval was given to merge the assets of the Van Eck Funds I Inc., which consisted of two funds in the series, Mid Cap Value Fund (formerly Growth and Income Fund, which together with Van Eck Funds II, Mid Cap Value Fund is the "Fund") and Total Return Fund into the Van Eck Funds II, Inc. Mid Cap Value Fund, effective June 7, 2002. The Van Eck Funds II, Inc. (the "Company"), was incorporated under the laws of the State of Maryland on January 29, 2002 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of one fund in the series, Van Eck Mid Cap Value Fund (the "Fund"). The following is a summary of significant accounting policies consistently followed by Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported on such exchange. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

D. OTHER--Security transactions are accounted for on trade date. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--Chubb Asset Managers, Inc. ("Chubb") resigned as investment adviser effective December 31, 2001. At a meeting of the Board of Directors held on December 11, 2001, the Board approved an interim Investment Management Agreement dated January 1, 2002 under which Van Eck Associates Corporation ("VEAC" or the "Adviser") would replace Chubb as investment adviser to the Fund. Under this agreement the Fund pays VEAC at an annual rate of 0.20% on assets up to $200 million, 0.19% on the next $1.1 billion and 0.18% on assets in excess of $1.3 billion. Additionally, the Board of Directors approved the interim sub-advisory agreement among the Fund, Van Eck Associates Corporation and John A. Levin & Co., Inc.

At a meeting of shareholders held on June 6, 2002, the current Advisory Agreement, Sub-Advisory Agreement, Administration Agreement and Distribution Agreement were approved.

Under the Advisory Agreement, the Adviser will be compensated by the Fund at an annual rate of 0.75% of the Fund's average net assets. The Sub-Advisory Agreement for the Fund was approved by the shareholders of the Fund at a meeting held on June 6, 2002. Under the Sub-Advisory Agreement, VEAC has agreed to pay John A. Levin & Co., Inc. a sub-advisory fee at an annual rate of 0.20% of the first $200 million of the average daily net assets, 0.19% of the next billion of average daily net assets and 0.18% of the assets in excess of $1.3 billion. Certain officers and Directors of the Company are officers of the Adviser.

The Fund entered into an Administration Agreement dated June 7, 2002 with VEAC (the "Administrator") which details responsibility for performing certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns a fee of 0.15% of the Fund's average daily net assets.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Adviser, for the year ended December 31, 2002, received $18,383 in sales loads of which $4,100 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

In accordance with the Advisory Agreement, the Fund reimbursed VEAC for costs incurred in connection with certain operating functions. The Fund reimbursed costs in the amount $23,289. Pursuant to an expense limitation agreement, the rate of expenses borne by the Fund, based on average net assets, were 1.35% for the period from January 1, 2002 through June 6, 2002 and 2.10% for the period from June 7, 2002 through December 31, 2002. The Adviser waived fees and reimbursed expenses of $273,229 for the year ended December 31, 2002.

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $73,905,294 and $98,243,849, respectively, for the year ended December 31, 2002.

NOTE 4--INCOME TAXES-- For federal income tax purposes, the identified cost of investments owned at December 31, 2002 was $23,205,978. As of December 31, 2002, net unrealized depreciation for federal income tax purposes aggregated $4,761,921 of which $322,447 related to appreciated securities and $5,084,368 related to depreciated securities.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed income of $0, accumulated capital and other losses of $24,779,331 and unrealized depreciation of $4,761,921.

As of December 31, 2002, the Fund had a capital loss carryforward of $24,375,291 available, $8,215,559 expiring December 31, 2006, limited to an annual utilization of $1,520,870 under tax rules, $3,992,415 expiring December 31, 2009, of which $2,719,386 is limited to an annual utilization of $516,199 under tax rules and $12,167,317 expiring December 31, 2010.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2002 the Fund intends to defer to January 1, 2003 for U.S. Federal income tax purpose, post-October capital losses of $404,040.

During the year ended December 31, 2002, as a result of permanent book to tax differences, the Fund incurred differences that affected undistributed net investment income (loss), accumulated net realized income (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by these reclassifications.

        INCREASE          DECREASE
    OVERDISTRIBUTED/     ACCUMULATED       DECREASE
      UNDISTRIBUTED       REALIZED         AGGREGATE
     NET INVESTMENT         LOSS            PAID-IN
         INCOME        ON INVESTMENTS       CAPITAL
    ----------------   --------------      ---------
        $104,654          $(71,103)        $(33,551)

NOTE 5--DIRECTORS DEFERRED COMPENSATION PLAN--The Van Funds II, Inc. Mid Cap Value Fund established a Deferred Compensation Plan (the "Plan") for its Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Fund contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Fund as directed by the Directors.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of December 31, 2002, the asset and corresponding liability of the Fund's portion of the Plan was $17,706. NOTE 6--FUND MERGER--As of the close of business on June 7, 2002, the Van Eck Funds II, Inc.--Mid Cap Value Fund acquired all the net assets of Van Eck Funds I, Inc. Mid Cap Value Fund and Van Eck Total Return Fund pursuant to a plan of reorganization approved by the Van Eck Funds I, Inc. Mid Cap Value Fund and Van Eck Total Return Fund shareholders on June 6, 2002. The acquisition was accomplished by a tax-free exchange of 642,758 shares of Van Eck Funds I, Inc. Mid Cap Value Fund for 642,758 shares of Van Eck Funds, II, Inc--Mid Cap Value Fund and 797,477 shares of Van Eck Total Return Fund for 642,758 shares of Van Eck Funds II, Inc.-Mid Cap Value Fund. The aggregate net assets of Van Eck Mid Cap Value Fund and Van Eck Total Return Fund before the acquisition were $17,950,112 and $10,303,370, respectively. The Van Eck Total Return Fund's net assets of $10,303,370 included unrealized depreciation of $428,889.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees/Directors and Shareholders
Van Eck Funds
Van Eck Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Van Eck Funds (comprising Asia Dynasty Fund, Emerging Markets Fund (formerly Global Leaders Fund), Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund) and Van Eck Funds II, Inc. (comprising Mid Cap Value Fund) (collectively the "Funds") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 for the Van Eck Funds were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of each of the Funds constituting the Van Eck Funds and Van Eck Funds II, Inc. at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ ERNST & YOUNG LLP
                                                     ---------------------
                                                     ERNST & YOUNG LLP


New York, New York
February 19, 2003

--------------------------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS/OFFICERS (UNAUDITED)

TRUSTEE'S/DIRECTOR'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST/COMPANY AND                 OCCUPATION(S)                     FUND COMPLEX
LENGTH OF SERVICE AS A            DURING PAST                       OVERSEEN BY         OTHER DIRECTORSHIPS
VAN ECK TRUSTEE/DIRECTOR(2):      FIVE YEARS:                       TRUSTEE/DIRECTOR    HELD:
------------------------------    -------------                     ----------------    -------------------
INTERESTED TRUSTEES/DIRECTOR:

John C. van Eck, CFA              Chairman, Van Eck                      10             Chairman of the Board
(87)+*                            Associates Corporation and                            and President of two other
Chairman and Trustee              Van Eck Securities                                    investment companies advised
since 1985                        Corporation                                           by the Adviser
Director since 2002

Jan F. van Eck                    Director, Van Eck Associates           10             Trustee of another investment
(39)+**                           Corporation; President and Director,                  company advised by the Adviser
Trustee since 2000                Van Eck Securities Corporation and
Director since 2002               other affiliated companies; President
                                  and Director, Van Eck Capital, Inc.;
                                  President and Director, Van Eck
                                  Absolute Return Advisers Corporation

Derek S. van Eck                  President of Worldwide Hard Assets     10             Trustee of another
(37)+**                           Fund series and the Worldwide Real                    investment company
Trustee since 1999                Estate Fund series of Van Eck Worldwide               advised by the Adviser
Director since 2002               Insurance Trust and the Global Hard
                                  Assets Fund series of Van Eck Funds;
                                  Executive Vice President, Director,
                                  Global Investments and President and
                                  Director of Van Eck Associates
                                  Corporation and Executive Vice
                                  President and Director of Van Eck
                                  Securities Corporation and other
                                  affiliated companies.

INDEPENDENT TRUSTEES/DIRECTOR:

Jeremy H. Biggs                   Vice Chairman, Director                10             Trustee of two investment
(67)++                            and Chief Investment Officer,                         companies advised by the
Trustee since 1990                Fiduciary Trust Company                               Adviser; Chairman, Davis Funds
Director since 2002               International                                         Group; Treasurer and Director,
                                                                                        Royal Oak Foundation; Director,
                                                                                        Union Settlement Association;
                                                                                        First Vice President, Trustee and
                                                                                        Chairman, Finance Committee,
                                                                                        St. James School

Richard C. Cowell                 Private investor                       10             Trustee of another investment
(75)++P                                                                                 company advised by the Adviser;
Trustee since 1985                                                                      Director, West Indies &
Director since 2002                                                                     Caribbean Development Ltd.

Philip D. DeFeo                   Chairman, Pacific                      10             Trustee of another investment
(57)                              Stock Exchange                                        company advised by the Adviser
Trustee since 1998
Director since 2002

--------------------------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/DIRECTOR'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST/COMPANY AND                 OCCUPATION(S)                     FUND COMPLEX
LENGTH OF SERVICE AS A            DURING PAST                       OVERSEEN BY         OTHER DIRECTORSHIPS
VAN ECK TRUSTEE/DIRECTOR(2):      FIVE YEARS:                       TRUSTEE/DIRECTOR    HELD:
------------------------------    -------------                     ----------------    -------------------
David J. Olderman                 Private investor                       10             Trustee of two other investment
(67)++P                                                                                 companies advised by the Adviser
Trustee since 1994
Director since 2002

Ralph F. Peters                   Private investor                       10             Trustee of another investment
(74)*++P                                                                                company advised by the
Trustee since 1987                                                                      Adviser; Director, Sun Life
Director since 2002                                                                     Insurance and Annuity Company
                                                                                        of New York; Director, U.S. Life
                                                                                        Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com              10             Trustee of two other investment
(44)++P                                                                                 companies advised by the
Trustee since 1994                                                                      Adviser; Partner and Co-founder,
Director since 2002                                                                     Quest Partners, LLC; Executive
                                                                                        Vice President, Chief Operating
                                                                                        Officer and Director of NuCable
                                                                                        Resources Corporation; Director,
                                                                                        India Capital Appreciation Fund

OFFICERS:

Bruce J. Smith                    Senior Vice President and Chief                       Officer of two other
(48)                              Financial Officer, Van Eck Associates                 investment companies
Officer since 1985                Corporation, Van Eck Securities                       advised by the Adviser
                                  Corporation and other affiliated companies

Thomas H. Elwood                  Vice President, Secretary and General                 Officer of two other
(55)                              Counsel, Van Eck Associates Corporation,              investment companies
Officer since 1998                Van Eck Securities Corporation and                    advised by the Adviser
                                  other affiliated companies

Alex W. Bogaenko                  Director of Portfolio Administration,                 Controller of two
(40)                              Van Eck Associates Corporation and                    other investment companies
Officer since 1997                Van Eck Securities Corporation                        advised by the Adviser

Charles T. Cameron                Director of Trading, Van Eck                          Vice President of another
(43)                              Associates Corporation; Co-Portfolio                  investment company
Officer since 1996                Manager, Worldwide Bond Fund Series                   advised by the Adviser

Susan C. Lashley                  Vice President, Mutual Fund Operations,               Vice President of two
(48)                              Van Eck Securities Corporation and                    other investment companies
Officer since 1988                Van Eck Associates Corporation                        advised by the Adviser

Gregory F. Krenzer                President, Van Eck U.S. Government                    --
(31)                              Money Fund; Portfolio Manager, U.S.
Officer since 1998                Government Money Fund; Co-Portfolio
                                  Manager, Worldwide Bond Fund Series

---------------

(1) The address for each Trustee/Director/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each trustee/director serves for an indefinite term, until his resignation, death or removal.

     Officers are elected yearly by the Trustees/Directors.

+ An Ointerested personO as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees/directors as they own shares and are on the Board of Directors of the investment adviser.

* Member of Executive Committee--exercises general powers of Board of Trustees/Directors between meetings of the Board.

**   Son of Mr. John C. van Eck.

++   Member of the Nominating Committee.

P Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

This report must be accompanied or preceded by a Van Eck Funds Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Trustees/Directors/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

[VAN ECK GLOBAL LOGO]

Investment Adviser:   Van Eck Associates Corporation
       Distributor:   Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016
                      WWW.VANECK.COM

Account Assistance:   (800) 544-4653

ITEM 2. CODE OF ETHICS.

Due to early adoption of Form N-CSR, the Code of Ethics is not required at this time pursuant to SEC Release 34-47262; IC-25914.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Due to early adoption of Form N-CSR, designation of an Audit Committee Financial Expert is not required at this time pursuant to SEC Release 34-47262; IC-25914.

ITEMS 4-8. [RESERVED]

NO INFORMATION REQUIRED

ITEM 9. CONTROLS AND PROCEDURES.

(a) Due to early adoption of Form N-CSR, this section is not applicable at this time pursuant to SEC Release 34-47262; IC-25914.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

(a)  None.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  VAN ECK FUNDS II, INC.

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                        ---------------------------------------

Date 2/28/03
    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ---------------------------------------

Date 2/28/03
    -------------------------------

By (Signature and Title)   /s/ Bruce J. Smith, CFO
                        ---------------------------------------

Date  2/28/03
    -------------------------------